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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Cubist Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CUBIST PHARMACEUTICALS, INC.
65 Hayden Avenue
Lexington, MA 02421

NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS OF CUBIST PHARMACEUTICALS, INC.:

        NOTICE IS HEREBY GIVEN that the 2008 Annual Meeting of Stockholders of Cubist Pharmaceuticals, Inc., or the 2008 Annual Meeting, will be held at our offices at 55 Hayden Avenue, Lexington, MA 02421, on Wednesday, June 11, 2008 at 8:30 A.M. local time, for the following purposes:

  1.
  To elect three (3) Class III directors to our Board of Directors, each to hold office for a three-year term and until his successor has been duly elected and qualified.

  2.
  To consider and vote upon a proposal to amend our Amended and Restated 2000 Equity Incentive Plan, which we refer to as the EIP, to increase the number of shares issuable under the EIP by 2,000,000 shares.

  3.
  To ratify the selection of PricewaterhouseCoopers, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008.

  4.
  To transact such other business as may properly come before the 2008 Annual Meeting or any adjournments or postponements thereof.

        The Board of Directors has fixed April 14, 2008 as the record date for the determination of stockholders entitled to notice of, and to vote at, the 2008 Annual Meeting. Accordingly, only stockholders of record at the close of business on the record date will be entitled to notice of, and to vote at, the meeting or any adjournments thereof.

        We are pleased to take advantage of new Securities and Exchange Commission rules that allow us to furnish proxy materials, including this Notice, the Proxy Statement, our 2007 Annual Report and the proxy card for the 2008 Annual Meeting, to our stockholders via the Internet. Taking advantage of these new rules will allow us to lower the cost of delivering annual meeting materials to our stockholders and reduce the environmental impact of printing and mailing these materials.

        To ensure your representation at the 2008 Annual Meeting, you are urged to vote by proxy by one of the following steps as promptly as possible:

  (a)
  Vote via the Internet pursuant to the instructions provided in the Notice of Internet Availability of Proxy Materials, or Notice of Internet Availability, that we will mail no later than April 30, 2008 to all stockholders of record and beneficial owners as of the record date; or

  (b)
  Request printed copies of the proxy materials by mail pursuant to the instructions provided in the Notice of Internet Availability and either:
  (i)
  complete, date, sign and return the proxy card that you will receive in response to your request; or

  (ii)
  vote via telephone (toll-free) in the United States or Canada in accordance with the instructions on the proxy card.

        The Internet and telephone voting procedures are designed to authenticate stockholders' identities, to allow stockholders to vote their shares, and to confirm that stockholders' instructions have been properly recorded. Voting via the Internet or telephone must be completed by 2:00 a.m. Eastern Time on June 11, 2008. Your shares cannot be voted unless you vote by one of the methods described above or attend the 2008 Annual Meeting in person. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before the stockholders is important.

                    By Order of the Board of Directors,

                    CHRISTOPHER D.T. GUIFFRE
                     Secretary*

April 28, 2008

NOTE:	THE BOARD OF DIRECTORS SOLICITS YOUR VOTE BY PROXY. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE 2008 ANNUAL MEETING, PLEASE PROMPTLY VOTE VIA ANY OF THE METHODS DESCRIBED ABOVE. IF YOU ATTEND THE 2008 ANNUAL MEETING, YOU MAY WITHDRAW ANY PROXY GIVEN BY YOU AND VOTE YOUR SHARES IN PERSON.

*
As previously announced, effective as of April 30, 2008, Mr. Guiffre will be resigning as Secretary and will be replaced by Tamara L. Joseph, the Company's incoming Senior Vice President, General Counsel and Secretary.

CUBIST PHARMACEUTICALS, INC.
65 Hayden Avenue
Lexington, MA 02421

PROXY STATEMENT

GENERAL INFORMATION

Proxy Solicitation

        This Proxy Statement is furnished to the holders of the common stock, $.001 par value per share, of Cubist Pharmaceuticals, Inc., which we refer to in this Proxy Statement as "Cubist" or the "Company," in connection with the solicitation of proxies on behalf of our Board of Directors, or Board, for use at the 2008 Annual Meeting of Stockholders, or the 2008 Annual Meeting, to be held at our offices at 55 Hayden Avenue, Lexington, Massachusetts on Wednesday, June 11, 2008 at 8:30 A.M. local time or at any adjournment or postponement of the meeting. The purposes of the 2008 Annual Meeting and the matters to be acted upon are set forth in the accompanying Notice of 2008 Annual Meeting of Stockholders, or the Notice. The Board knows of no other business that will come before the 2008 Annual Meeting.

        In accordance with rules and regulations recently adopted by the Securities and Exchange Commission, or SEC, instead of mailing a printed copy of our proxy materials to each stockholder of record, Cubist is now furnishing its proxy materials, including the Notice, this Proxy Statement, our 2007 Annual Report to Stockholders and the proxy card for the 2008 Annual Meeting, by providing access to such documents on the Internet. We will send a Notice of Internet Availability of Proxy Materials, or the Notice of Internet Availability, no later than April 30, 2008 to our stockholders of record and beneficial owners as of April 14, 2008, the record date for the 2008 Annual Meeting. The Notice of Internet Availability contains instructions for accessing and reviewing our proxy materials on the Internet and voting by proxy over the Internet. If you prefer to receive printed copies of our proxy materials, the Notice of Internet Availability contains instructions on how to request such materials by mail. You will not receive printed copies of the proxy materials unless you request them. If you elect to receive the materials by mail, you may also vote by proxy on a proxy card or via telephone. Viewing our proxy materials and voting by proxy electronically this year and in the future will save us the cost of printing and mailing documents to you and will reduce the impact on the environment.

        If you are a stockholder of record, you may vote in person at the 2008 Annual Meeting even if you have voted previously by proxy. We will give you a ballot when you arrive.

        We will pay the costs of soliciting proxies. Our Board members, officers and employees may solicit proxies on our behalf, without additional compensation, personally or by telephone. We will also solicit proxies by email from stockholders who are our employees or who previously requested to receive proxy materials electronically, and may utilize the assistance of third parties in connection with our proxy solicitation efforts.

Voting and Revocability of Proxy

        Stockholders of record can vote their shares (1) via the Internet, (2) via a toll-free telephone call from the U.S. or Canada, (3) by mailing a signed proxy card, or (4) in person at the 2008 Annual Meeting. The Internet and telephone voting procedures are designed to authenticate stockholders' identities, to allow stockholders to vote their shares, and to confirm that their instructions have been properly recorded.

        Stockholders may revoke the authority granted by their execution of proxies at any time before the effective exercise of such authority by filing with our Secretary a written revocation or a duly executed proxy bearing a later date or by voting in person at the 2008 Annual Meeting. Shares represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified thereon. If no specifications are given, the proxies intend to vote the shares represented thereby to (i) approve Proposal No. 1 to elect the Class III nominees to the Board, (ii) approve Proposal No. 2 to amend our Amended and Restated 2000 Equity Incentive Plan, or EIP, to increase the number of shares issuable under the EIP by 2,000,000 shares, and (iii) approve Proposal No. 3 to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008, each as set forth in the accompanying Notice and in accordance with the proxies' best judgment on any other matters that may properly come before the 2008 Annual Meeting.

Record Date and Voting Rights

        Only stockholders of record at the close of business on April 14, 2008, the record date, are entitled to notice of, and to vote at, the 2008 Annual Meeting or any adjournment or postponement of the meeting. On the record date, we had outstanding 56,284,131 shares of common stock, each of which is entitled to one vote upon each of the matters to be presented at the 2008 Annual Meeting. The presence, in person or by proxy, of a majority of the issued and outstanding shares of common stock on the record date, will constitute a quorum for the transaction of business at the 2008 Annual Meeting. Votes withheld from any nominee, abstentions, and broker "non-votes" are counted as present or represented for purposes of determining the presence or absence of a quorum for the 2008 Annual Meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on one or more proposals because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

        In the election of directors, the affirmative vote of a plurality of the shares of common stock present or represented and entitled to vote at the 2008 Annual Meeting, in person or by proxy, is required for the election of each of the nominees. Abstentions and broker "non-votes" will have no effect on the voting outcome with respect to the election of directors. The proposals to increase the number of shares issuable under our EIP and to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008 require the affirmative vote of the holders of a majority of shares present in person or represented by proxy at the 2008 Annual Meeting and entitled to vote on such proposals. Abstentions have the practical effect of a vote against these proposals. Broker "non-votes" will have no effect on the voting outcome of these proposals.

PRINCIPAL STOCKHOLDERS

        The following table sets forth certain information with respect to each person known to us to be the beneficial owner of more than 5% of our issued and outstanding common stock as of April 14, 2008. On April 14, 2008, we had outstanding 56,284,131 shares of common stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
Mazama Capital Management, Inc.(2) One S.W. Columbia, Suite 1500 Portland, Oregon 97258	7,839,102	13.9%
FMR LLC(3) 82 Devonshire Street Boston, Massachusetts 02109	7,221,211	12.8%
Unicredito Italiano S.p.A.(4) Piazza Cordusio 2 20123 Milan, Italy	3,219,485	5.7%
Morgan Stanley(5) 1585 Broadway New York, NY 10036	3,048,503	5.4%
Barclays Global Investors, N.A.(6) 45 Freemont Street San Francisco, CA 94105	2,931,351	5.2%

(1)
We calculated the percentage of class based on the number of shares reported as beneficially owned in the SEC filings of the beneficial owners divided by the actual number of shares outstanding as of April 14, 2008. The percentages in the table may differ from the percentages reported in the beneficial owners' filings with the SEC because the beneficial owners may have used different denominators than the actual number of shares outstanding as of April 14, 2008.

(2)
The information reported is based on a Schedule 13G/A filed with the SEC on February 8, 2008 by Mazama Capital Management, Inc., or Mazama. Mazama, an investment adviser, reported that it had sole voting power with respect to 4,680,975 shares and sole dispositive power with respect to 7,839,102 shares as of December 31, 2007.

(3)
The information reported is based on a Schedule 13G filed with the SEC on April 9, 2008. Various persons, including FMR LLC, have the right or the power to direct the receipt of dividends from, or the proceeds from the sale of, such shares.

(4)
The information reported is based on a Schedule 13G/A filed with the SEC on February 1, 2008 by Unicredito Italiano, S.p.A., or Unicredito. Unicredito reported that it had sole voting and dispositive power with respect to these shares as of December 31, 2007. Unicredito previously made filings with the SEC as Pioneer Global Asset Management S.p.A.

(5)
The information reported is based on a Schedule 13G filed with the SEC on February 14, 2008 jointly by Morgan Stanley and FrontPoint Partners, LLC, a wholly-owned subsidiary of Morgan Stanley. Morgan Stanley reported that it had sole voting and dispositive power with respect to 3,048,503 shares as of December 31, 2007, and FrontPoint reported that it had sole voting and dispositive power with respect to 3,038,132 of these shares as of December 31, 2007. The reporting persons state in the filing that, in accordance with SEC Release No. 34-39538 (January 12, 1998), the shares reported in the filing reflect the securities beneficially owned by certain operating units (collectively, the "Reporting Units") of Morgan Stanley and its subsidiaries and affiliates, and does not reflect securities, if any, beneficially owned by any operating units of Morgan Stanley and its subsidiaries and affiliates whose ownership of securities is disaggregated from that of the Reporting Units in accordance with such release. The shares being reported upon by Morgan Stanley as a parent holding company are owned, or may be deemed to be beneficially owned, by FrontPoint Partners LLC, an investment adviser in accordance with Rule 13d-1(b)(1)(ii)(E), as amended.

(6)
The information reported is based on a Schedule 13G filed with the SEC on February 5, 2008 by Barclays Global Investors, NA, or Barclays, and certain affiliated entities. Barclays reported that it holds the shares in trust accounts for the economic benefit of the beneficiaries of those accounts and that it had sole voting power with respect to 2,754,654 shares and sole dispositive power with respect to 2,931,351 shares as of December 31, 2007.

MANAGEMENT STOCKHOLDERS

        The following table sets forth information as of April 14, 2008, as reported to us, with respect to the beneficial ownership of common stock by each member of our Board, who we refer to as our Directors, and each Named Executive Officer (as that term is defined in the Compensation Discussion and Analysis section of this Proxy Statement), and by all of our current Directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules and regulations of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to stock options held by that person that are currently exercisable or exercisable within 60 days of April 14, 2008 are deemed outstanding. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated below and pursuant to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder's name. Shares included below in the column entitled "Right to Acquire" represent shares subject to outstanding stock options currently exercisable or exercisable within 60 days of April 14, 2008. On April 14, 2008, we had outstanding 56,284,131 shares of common stock.

	Number of Shares Beneficially Owned
				Percentage of Shares Beneficially Owned
Name	Outstanding Shares	Right to Acquire	Total Number
Michael W. Bonney(1)	56,822	807,812	864,072	1.5%
Lindon M. Fellows	2,902	56,718	59,236	*
Oliver Fetzer	—	—	—	—
Christopher D.T. Guiffre, JD, MBA	5,359	207,373	212,425	*
David W.J. McGirr, MBA	3,420	211,123	213,981	*
Robert J. Perez, MBA	9.451	213,687	222,649	*
Kenneth M. Bate, MBA	2,500	81,250	83,750	*
Sylvie Grégoire, Pharm.D	—	21,666	21,666	*
David W. Martin, Jr., MD(2)	30,881	115,700	146,581	*
Walter R. Maupay, Jr., MBA(3)	25,857	104,300	130,157	*
Martin Rosenberg, PhD	2,000	50,500	52,500	*
J. Matthew Singleton, MBA, CPA	2,000	65,000	67,000	*
Martin Soeters	2,000	19,999	21,999	*
Michael B. Wood, MD	2,000	50,500	52,500	*
All Directors and executive officers as a group (14 persons)(4)	147,313	2,005,628	2,150,516	3.7%

*
Less than 1% of the issued and outstanding shares of common stock.

(1)
Mr. Bonney holds a portion of his shares with joint voting and investment power with Mrs. Alison G. Bonney.

(2)
Dr. Martin holds his shares with joint voting and investment power with Mrs. Kathleen M. Martin.

(3)
Mr. Maupay holds a portion of his shares with joint voting and investment power with Ms. Margaret Maupay.

(4)
This group does not include Dr. Fetzer, who left the Company in September 2007, and includes Stephen Gilman, PhD, our Senior Vice President, Discovery and Nonclinical Development and Chief Scientific Officer, who joined the Company in February 2008. Dr. Gilman owned 2,121 shares of our common stock as of April 14, 2008, but did not have the right to acquire any additional shares of our common stock within 60 days of April 14, 2008.

INFORMATION AS TO DIRECTORS AND NOMINEES FOR DIRECTOR

        The names of our Directors (including the nominees for re-election as Class III Directors at the 2008 Annual Meeting) and certain information regarding each Director are listed below.

Name	Age	Position(s) Held	Director Since	Term Expires	Class of Director
Kenneth M. Bate, MBA(1)	57	Lead Director	2003	2009	I
David W. Martin, Jr., M.D.(2)(4)*	67	Director	1997	2009	I
Martin Soeters(1)(3)	53	Director	2006	2009	I
Michael W. Bonney	49	Director, President and CEO	2003	2010	II
Sylvie Grégoire, Pharm.D.(3)(4)	46	Director	2006	2010	II
Walter R. Maupay, Jr., MBA(2)(3)*	69	Director	1999	2010	II
Martin Rosenberg, Ph.D.(4)	62	Director	2005	2008	III
J. Matthew Singleton, MBA, CPA(1)*	55	Director	2003	2008	III
Michael B. Wood, M.D.(2)*	64	Director	2005	2008	III

(1)
Member of Audit Committee

(2)
Member of Compensation Committee

(3)
Member of Corporate Governance and Nominating Committee

(4)
Member of Scientific Affairs Committee

*
Committee Chairman

        Mr. Bate has served as one of our directors since June 2003 and became our lead director in June 2006. Since January 2007, Mr. Bate has been President and Chief Executive Officer and a director of Nitromed, Inc., a pharmaceutical company. From March 2006 until January 2007, Mr. Bate was Chief Operating Officer and Chief Financial Officer of Nitromed. From 2002 to January 2005, Mr. Bate was head of commercial operations and Chief Financial Officer at Millennium Pharmaceuticals, Inc. In 1999, Mr. Bate co-founded JSB Partners, an investment banking and transaction advisory firm serving the biopharmaceutical industry. He was a partner at JSB Partners through 2002. From 1997 to 1999, Mr. Bate served as Senior Managing Director and Chief Executive Officer of MPM Capital, LP, a venture capital company. He was also an advisor to BB Bioventures, a venture capital fund. Mr. Bate's life sciences industry experience also includes six years at Biogen, Inc.; from 1993 to 1996 as the company's vice president of sales and marketing, and as Chief Financial Officer from 1990 to 1993. Mr. Bate is a director of AVEO Pharmaceuticals, Inc., a biopharmaceutical company. Mr. Bate received his B.A. degree in Chemistry from Williams College, and an MBA from The Wharton School of the University of Pennsylvania.

        Mr. Bonney has served as our President and Chief Executive Officer and as one of our directors since June 2003. From January 2002 to June 2003, he served as our President and Chief Operating Officer. From 1995 to 2001, he held various positions of increasing responsibility at Biogen, Inc., including Vice President, Sales and Marketing from 1999 to 2001. While at Biogen, Mr. Bonney built the commercial infrastructure for the launch of Avonex®. Prior to that, Mr. Bonney held various positions of increasing responsibility in sales, marketing and strategic planning at Zeneca Pharmaceuticals, ending his eleven-year career there serving as National Business Director. Mr. Bonney received a B.A. in Economics from Bates College. Mr. Bonney is a director of NPS Pharmaceuticals, Inc., a biopharmaceutical company, and serves on the Boards of Trustees of the Beth Israel Deaconess Medical Center and Bates College. Mr. Bonney is also a member of the Biotechnology Industry Organization, or BIO, Health Section Governing Body.

        Dr. Grégoire has served as one of our directors since June 2006. Since 2007, Dr. Grégoire has served as President, Human Genetic Therapies division of Shire Pharmaceuticals Group plc, a pharmaceuticals company. From 2004 to 2005, Dr. Grégoire served as President and Chief Executive Officer of GlycoFi, Inc., a biotherapeutics company. From 2003 to 2004, Dr. Grégoire was a consultant to the biopharmaceuticals industry. From 2001 through 2003, Dr. Grégoire served as Executive Vice President, Technical Operations, of Biogen, Inc. and its successor Biogen Idec Inc., and from 1995 to 2001, she held various roles of increasing responsibility with Biogen. Prior to Biogen, Dr. Grégoire held clinical research and regulatory roles with Merck & Co., a pharmaceuticals company. She is a director of IDM-Pharma, a biopharmaceuticals company. She received her Pharm.D. degree from the State University of New York at Buffalo and her pharmacy graduate degree (Bachalaureat en Pharmacie) from the Université Laval, Quebec City.

        Dr. Martin has served as one of our directors since October 1997 and served as our lead director from October 2004 until June 2006. Since 2004, he has been the Chairman and Chief Executive Officer of AvidBiotics Corporation, a biotechnology company that he founded. In 2003, he was Chairman and Chief Executive Officer of GangaGen, Inc., a biotechnology company. From July 1997 until April 2003, Dr. Martin served as President and Chief Executive Officer of Eos Biotechnology, Inc., a biotechnology company that he founded. From 1995 to 1996, Dr. Martin was President and Chief Executive Officer of Lynx Therapeutics, Inc., a biotechnology company. During 1994 and through May 1995, Dr. Martin served as Senior Vice President of Chiron Corporation. From 1991 to 1994, Dr. Martin served as Executive Vice President of DuPont Merck Pharmaceutical Company. From 1983 to 1990, Dr. Martin was Vice President and then Senior Vice President of Research and Development at Genentech, Inc. Prior to 1983, Dr. Martin was a Professor of Medicine, Professor of Biochemistry and an Investigator of the Howard Hughes Medical Institute at the University of California, San Francisco. Dr. Martin is also Lead Director of Varian Medical Systems, Inc., a medical equipment and software supplier. Dr. Martin received an M.D. from Duke University.

        Mr. Maupay has served as one of our directors since June 1999. From January 1995 to June 1995, Mr. Maupay served as Group Executive of Calgon Vestal Laboratories, a division of Bristol-Myers Squibb Corporation. From 1988 to 1995, Mr. Maupay served as President of Calgon Vestal Laboratories, at that time, a subsidiary of Merck and Company. From 1984 to 1988, Mr. Maupay served as Vice President, Healthcare at Calgon Vestal Laboratories. Mr. Maupay is a director of SyntheMed, Inc., a biomaterials company. He is also a director and non-executive chair of Kensey Nash Corporation, a medical device company. Mr. Maupay received his B.S. in Pharmacy from Temple University and an MBA from Lehigh University.

        Dr. Rosenberg has served as one of our directors since March 2005. Since 2003, Dr. Rosenberg has been the Chief Scientific Officer of Promega Corporation, a biotechnology company. From 2001 to 2003, Dr. Rosenberg served as Vice President, Research and Development of Promega Corporation. From 2000 until 2001, Dr. Rosenberg was Senior Vice President, Anti-Infectives, Drug Discovery at GlaxoSmithKline, a pharmaceutical company. From 1996 until 2000, Dr. Rosenberg was Senior Vice President, Anti-Infectives at SmithKline Beecham Corporation, a predecessor company to

GlaxoSmithKline. Prior to 2000, Dr. Rosenberg held a variety of roles of increasing responsibility with SmithKline Beecham Corporation. Before joining SmithKline Beecham, Dr. Rosenberg spent 10 years at the National Institutes of Health and was a Section Chief at the National Cancer Institute. Dr. Rosenberg is a director of Promega Corporation, the Medical College of Wisconsin Research Foundation, and Scarab Genomics, a biotechnology company. He also serves as a member of the Advisory Council for the National Institutes of Allergy & Infectious Diseases at the National Institute of Health. Dr. Rosenberg participates on a variety of academic and industry Scientific Advisory Boards and holds an adjunct Professorship at the University of Wisconsin, Department of Bacteriology. He is Editor-in-Chief of Current Opinions in Biotechnology, a Senior Editor of the Journal of Bacteriology and a member of several other journal Editorial Boards. Dr. Rosenberg received a B.A. degree from the University of Rochester and a Ph.D. from Purdue University.

        Mr. Singleton has served as one of our directors since June 2003. From 2000 to the present, he has served as Executive Vice President and Chief Financial Officer of CitationShares, LLC, a majority-owned subsidiary of Cessna Aircraft Company and Textron Inc. From 1994 to 1997, Mr. Singleton served as a Managing Director, Executive Vice President and Chief Administrative Officer of CIBC World Markets, an investment banking firm. Previous to that, he served in a variety of roles from 1974 until 1994 at Arthur Andersen & Co., a public accounting firm, ending his tenure there as Partner-In-Charge of the Metro New York Audit and Business Advisory Practice. During 1980 and 1981, he served as a Practice Fellow at the Financial Accounting Standards Board. Mr. Singleton served as a director of Salomon Asset Reinvestment Company from 1998 to 2006. He received an A.B. in Economics from Princeton University and an MBA from New York University. Mr. Singleton is a Certified Public Accountant.

        Mr. Soeters has served as one of our directors since September 2006. Since 2007, Mr. Soeters has served as Senior Vice President of Novo Nordisk A/S. From 2000 to 2007, Mr. Soeters served as President of Novo Nordisk Inc. and Senior Vice President of Novo Nordisk Inc. in Princeton, NJ. From 1998 to 2000, he served as Senior Vice President, International Marketing at Novo Nordisk Denmark, and from 1994 to 1998, he served as Managing Director of Novo Nordisk France. From 1992 to 1995, Mr. Soeters was Managing Director at Novo Nordisk Belgium, and in 1991, he was International Marketing Director at Novo Nordisk Denmark. Prior to that time, he held various sales and marketing positions at Novo Nordisk in the Netherlands between 1980 and 1991. Mr. Soeters is currently a director of Pharmacopeia, Inc., a biopharmaceutical company. He is also a member of the Board of Overseers of the Joslin Diabetes Center. He was a Trustee of the HealthCare Institute of New Jersey, and from 2005 to 2007, was a member of the BIO Board of Directors. From 2004 to 2006, he served on the Board of Directors of the Pharmaceutical Research and Manufacturers of America (PhRMA) in Washington, D.C. Mr. Soeters studied meteorology, as well as sales, product and marketing management in the Netherlands, and he also attended the Stanford Executive Program.

        Dr. Wood has served as one of our directors since March 2005. Dr. Wood is currently an Orthopedic Surgeon and retired President-emeritus of the Mayo Foundation and Professor of Orthopedic Surgery, Mayo Clinic School of Medicine. He was previously Chief Executive Officer of the Mayo Foundation from 1999 until 2003. Prior to 1999, Dr. Wood held a variety of roles within the Mayo Clinic. Dr. Wood is a director of Steris Corporation, a medical sterilization company, and Assistive Technology Group, Inc., a rehabilitation and durable medical equipment company. Dr. Wood is also a director of SingHealth, an integrated health system in Singapore and a member of the board of overseers of the Baldrige National Quality Award. Dr. Wood received a B.A. degree from Franklin and Marshall College, an M.D., C.M. degree from McGill University and an M.S. degree from the University of Minnesota.

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

        The Company relies on certain core principles to guide its approach to its customers, employees and stockholders. Many of these core principles also apply to how the Company approaches executive compensation. With respect to executive compensation, the Company believes in results-oriented pay as evidenced by the Company's pay programs that award substantial pay for concrete results. The Compensation Committee and Chief Executive Officer, or CEO, believe in taking a leadership position in executive pay and have consistently demonstrated that leadership over the years by the CEO's moderate guaranteed pay (base salary) with an increasingly substantial portion of his pay based on performance-based incentives tied to the achievement of aggressive corporate goals.

        The Company also believes that its existing compensation programs have been effective in meeting the Company's goals of attracting, retaining and motivating key talent, which has helped validate the mix between short- and long-term compensation and the mix between at-risk and fixed compensation. Management and the Compensation Committee regularly reassess and review the Company's programs for areas of potential improvement and educates Board members on executive compensation matters. In addition, the Company focuses not just on what is paid but on the process for decision-making to ensure it has appropriate input from independent advisors and Board members, with the appropriate checks in place to ensure integrity in the process.

        We will use the term "Executive Officers" when referring to all of our executive officers, and we will use the term "Named Executive Officers" when referring to the six individuals named in the Summary Compensation Table in this Proxy Statement. When discussing compensation matters generally, we will provide such information with reference to all of our Executive Officers as a group. When we discuss specific matters with respect to the 2007 compensation figures and percentages described in the compensation tables contained herein, we will provide such information for our Named Executive Officers only.

Compensation Philosophy

        The Company maintains a written compensation philosophy that was developed by the CEO in collaboration with, and ultimately approved by, the Compensation Committee. This philosophy covers compensation objectives, elements of compensation, targeted market levels of compensation, stock ownership goals, and parameters around benchmarking executive compensation.

Compensation Objectives

        The objectives of the Company's executive compensation programs are as follows:

  •
  To provide competitive compensation that differentiates and rewards Executive Officers for their overall contribution to the Company.

  •
  To further the Company's short- and long-term strategic goals by aligning Executive Officer compensation with the achievement of individual and corporate objectives designed to promote the creation and protection of value for stockholders.

  •
  To design short- and long-term incentive compensation programs that attract and retain high-quality Executive Officers and motivate high performance at the individual and corporate levels.

  •
  To emphasize the alignment of Executive Officer pay with the Company's financial and stock performance.

Compensation Elements and Targeted Market Levels of Compensation

        The Company's philosophy provides that Executive Officer compensation can be above or below the identified compensation target for each pay element depending on a number of factors including retention considerations, individual and corporate performance, relative value of the position within the Company as compared to peer companies, and internal equity considerations.

        The Company provides the following key elements of compensation:

  •
  Base salaries are targeted at the median of the market for comparable positions at comparable companies, but can exceed the median over time based on performance and an increase in experience. Base salaries also can be set below the median for employees with less experience and above the median for employees with extensive experience.

  •
  Annual performance awards are generally targeted to allow total cash compensation to exceed the median of the market for comparable positions at comparable companies if the individual and the Company meet or exceed pre-agreed goals.

  •
  Long-term incentive awards (stock options) are generally targeted at or above the median of the market to provide comparable compensation with similar positions at comparable companies if the Company's stock price performs well.

        The Company allocates its compensation between short- and long-term compensation with significant emphasis on long-term incentives due to the Company's stage of growth and desire to focus on long-term results. For 2007, the CEO's total compensation was comprised of approximately 27% base salary, 22% performance award and 50% long-term incentives, all in the form of option awards (based on the value ascribed to such awards in the Summary Compensation Table of this Proxy Statement). The total compensation of other Named Executive Officers' who were employed by the Company for all of 2007 was comprised, on average, of 42% base salary, 19% performance award and 37% long-term incentives, all in the form of option awards (based on the value ascribed to such awards in the Summary Compensation Table of this Proxy Statement). The Company believes that each of its Executive Officers should be focused on the long-term, sustainable success of the Company, and should be held accountable for results. Therefore, the elements of total compensation are heavily weighted to long-term incentives, with the CEO's total compensation being the most heavily weighted toward long-term incentives.

Stock Ownership

        In 2005, the Company adopted stock ownership guidelines for Directors and Executive Officers. The guidelines are designed to align the interests of the Company's Directors and Executive Officers with those of its stockholders by ensuring that the Company's Directors and Executive Officers have a meaningful financial stake in the Company's success. The amount of stock required to be held to satisfy ownership requirements was established by the Compensation Committee after reviewing market practices of peer companies and deliberating on what would constitute meaningful ownership to align executives and stockholders.

Group	Ownership Requirement (Market Value of Stock Held)	Time to Meet Requirement
Directors	3x Annual Retainer	Within 3 years of adoption of the guidelines or joining the Board
CEO	4x Base Salary	Within 6 years of adoption of the guidelines or becoming CEO
Executive Officers	1.5x Base Salary	Within 6 years of adoption of the guidelines or becoming an Executive Officer

        In the event that an Executive Officer fails to meet the ownership guidelines within the time period specified above yet elects to dispose of shares of Cubist common stock, after each sale of stock, he or she must retain stock with a market value of at least 50% of the after tax proceeds from any sale.

Compensation Benchmarking

        As part of establishing the total compensation package for Executive Officers, the Compensation Committee reviewed compensation packages for comparable positions at comparable companies. In 2007, the Compensation Committee engaged Pearl Meyer & Partners, or PM&P, a nationally recognized executive compensation consulting firm, to assist with this comparable company analysis. The specific elements of compensation reviewed as part of this comparable company analysis included base salaries, annual performance awards and long-term incentives. In 2005, PM&P also analyzed the competitiveness of the Company's retention and change-in-control arrangements versus comparable companies.

        PM&P recommended a list of comparable companies for Executive Officer compensation comparisons primarily based on industry, revenue, and market capitalization similarity to the Company. The list of peer group companies was approved by the Compensation Committee. For 2007, the Company's peer group consisted of the following companies: Amylin Pharmaceuticals, Inc., Isis Pharmaceuticals, Inc., Ligand Pharmaceuticals, Inc., Myriad Genetics, Inc., Neurocrine Biosciences, Inc., OSI Pharmaceuticals, Inc., PDL BioPharma, Inc., Tanox, Inc., United Therapeutics Corporation and Vertex Pharmaceuticals Incorporated. The Compensation Committee utilizes the peer group to inform its compensation decision making. Once the peer companies are selected, the Compensation Committee compares the Company to the peer group on the basis of other financial factors, including growth, profitability, and stockholder return. The comparable companies are reviewed each year and may change from year-to-year depending on changes in the marketplace, acquisitions, divestitures and business focus of the Company or comparable companies.

        PM&P prepared and presented a report to the Compensation Committee summarizing the competitive data and comparisons of the Company's CEO and Executive Officers to the comparable competitive market data utilizing publicly available data from the comparable companies and broad survey data (reflecting companies of similar size in the pharmaceutical/biotech industry). For 2007, the CEO's base salary was at about the 25th percentile, as compared to the benchmarking and other data, his combined base salary and performance award was at about the 50th percentile, and his long-term incentive package was at about the 60th percentile. The other Named Executive Officers (excluding the

CEO) were paid base salaries that were on average at about the 60th percentile, with their combined base salaries and performance awards at about the 55th percentile and long-term incentive compensation ranging between the 50th and 75th percentiles. These percentages reflect the Company's emphasis on long-term incentive compensation as the most significant component of total compensation.

Elements of Compensation

Base Salary

        Base salaries are included as part of the Company's compensation package to provide a competitive compensation package consistent with comparable company and industry practices. The Company targets starting base salaries at the median of the marketplace for the following reasons:

  •
  The Company has a pay-for-performance philosophy, which emphasizes incentive pay and differentiation among employees.

  •
  Median targeted base salaries ensure that the Company is competitive in paying for the base value of the position, yet still allows the Company to emphasize performance.

        In certain circumstances, starting base salaries higher than the median are offered for positions that require more complex work, have critical value to the Company, are in high demand in the marketplace and have fewer qualified candidates, or in situations where candidates enter the position with extraordinary relevant experience. Higher base salaries may also be paid over time to reflect superior individual performance. Base salaries are considered for increases annually.

Annual Performance Awards

        As part of its pay-for-performance philosophy, the Company provides for an annual cash performance award under its written Short Term Incentive Plan, or STIP, which is filed with the SEC. The Company targets annual cash awards that allow total cash compensation to exceed the median of the marketplace depending upon individual and corporate performance for the following reasons:

  •
  To encourage specific short-term Executive Officer behaviors that create and protect Company and stockholder value.

  •
  To focus Executive Officers on important short-term business objectives that are expected to have a positive long-term impact on the success of the Company.

  •
  To provide competitive cash compensation packages if goals are met or exceeded.

        The cash performance award program is designed to reward the accomplishment of specific corporate and individual goals during the year. Each Executive Officer has a target award as a percentage of base salary. The 2007 percentages are set forth below:

Executive Level	2007 Target Percentage (as a percent of base salary)
CEO	80%
Chief Operating Officer and Chief Financial Officer	50%
Other Executive Officers	40%

        The target award percentages are designed to provide similar award opportunities to the Company's Executive Officers as the target award opportunity for executives at comparable companies. The Chief Operating Officer's and Chief Financial Officer's target awards are higher than the other Executive Officers because of the competitiveness in the marketplace for these roles, as well as the relative importance of their positions within the Company.

        The Company must achieve at least 70% of its corporate goals for any annual performance awards to be paid because the Company believes that this minimum level of performance should be achieved to justify the payment of any performance award. The Company also believes this 70% performance threshold is reasonable and consistent with industry practices. In addition, the Board maintains the discretion to reduce, increase or eliminate award payments in the event that the Company fails to substantially achieve its corporate goals, regardless of whether the Company has achieved at least 70% of its corporate goals. The maximum annual performance awards that can be paid are 200% of the target percentage. The annual performance award goals change year-to-year, but generally are focused on corporate as well as individual performance. Corporate goals are drafted by the CEO and the Compensation Committee and subsequently reviewed, modified if necessary, and approved by the full Board. For Executive Officers other than the CEO, individual goals are established by their respective managers. The following table summarizes the weighting of goals in 2007 as between corporate and individual goals for the Chief Executive Officer and other Executive Officers:

Executive Level	Portion of Award Tied to Company Results	Portion of Award Tied to Individual Results
CEO	100%	0%
Other Executive Officers	60%	40%

        Individual goals are designed to focus Executive Officers on individual behaviors that support the overall performance and success of the Company. The corporate and individual goals, which are discussed further below, are set with a reasonable level of difficulty that requires that the Company and the Executive Officers perform at a high level in order to meet the goals and the likelihood of attaining these goals is not assured.

        The Compensation Committee retains the discretion to adjust any Executive Officer's annual performance award up or down based on the Executive Officer's relative contributions to the Company's overall performance, factors that fall outside the parameters of the corporate goals and such Executive Officer's individual performance goals, and other factors.

Long-Term Incentive Compensation (Stock Option Awards)

        Executive Officers are eligible for performance stock option awards twice a year to tie a significant portion of the Executive Officers' compensation directly to Company performance. The Company targets option awards that are at or above the median of the marketplace for the following reasons:

  •
  To focus Executive Officers on multi-year results.

  •
  To provide Executive Officers with a financial interest in the appreciation of the value of the Company's common stock and focus them on long-term financial objectives.

  •
  To align Executive Officer interests with stockholder interests and to create motivation to increase stockholder value.

  •
  To provide Executive Officers with a compensation package that is competitive with comparable companies.

  •
  To retain Executive Officers over the long-term through the use of vesting. Options vest 25% per year (6.25% per quarter) over 4 years and remain in effect for 10 years.

        In 2006 and 2007, the Company reconsidered its use of stock options as its sole long-term incentive vehicle and considered alternative equity instruments including restricted stock, restricted stock units, performance shares, stock appreciation rights, and cash long-term incentive plans. To date, the Company has elected to continue to grant only stock options for its long-term incentive compensation because the emphasis of the Company's long-term incentive strategy has been to only reward executives for increasing the value of the Company for stockholders. The Company will continue to review this approach to long-term incentives taking into account the financial statement impact of different long-term incentive instruments, tax considerations, executive retention, market competitiveness and the Company's overall compensation strategy and philosophy.

Perquisites

        The Company did not provide Executive Officers with any perquisites in 2007.

Retention Letters with Executive Officers

        The Company has entered into retention letters with all of its currently-employed Named Executive Officers, forms of which have been filed with the SEC. Dr. Steven Gilman, the Company's only current Executive Officer who is not a Named Executive Officer, joined the Company as our Senior Vice President, Discovery and Non-clinical Development and Chief Scientific Officer in February 2008. Dr. Gilman will be eligible to receive a retention letter once he is employed by the Company for at least 6 months. In addition, in the event that a change of control of the Company occurs within Dr. Gilman's first six months of employment with the Company, he will be entitled to receive the same benefits upon a change of control as the Named Executive Officers, other than the CEO, receive.

        Any benefits afforded to Executive Officers under retention letters are contingent upon the Company receiving an executed release of claims from the Named Executive Officer. The objectives of providing Executive Officers with these retention letters are to provide competitive executive severance arrangements, to assist the Company in attracting and retaining top executive talent, to encourage the Executive Officers' honest discourse with the CEO and Board without fear of adverse consequences, and to balance the need for an Executive Officer's personal financial security with the need to act in the best interest of our stockholders in a situation involving a potential change of control of the Company. To ensure that these agreements remain reasonable and competitive, the Compensation Committee periodically reviews competitive data provided by PM&P, as well as potential costs to the Company of the retention letters under various potential termination scenarios and updates its cost analysis prior to making any changes to the retention letters. The Compensation Committee reviews Executive Officer wealth accumulation on an annual basis. However, to date, wealth accumulation has not been a factor in the Compensation Committee's periodic review of the Company's retention arrangements with its Executive Officers.

        The material terms of the Company's retention letters have not changed since 2005. However, in 2007, the letters were revised to ensure compliance with Section 409A of the Internal Revenue Code of 1986, as amended, or the Code.

        Further detail on the terms of the retention letters and the value of the retention letters under various termination scenarios can be found in the section of this proxy statement entitled "Termination of Employment and Change-in-Control Agreements."

Compensation Determinations

Corporate Goal Setting for Compensation Purposes

        In December 2006, the CEO proposed 2007 corporate goals to the Compensation Committee for use in connection with CEO and Executive Officer annual performance awards. The Compensation Committee discussed the proposed corporate goals with the CEO, incorporated appropriate modifications and made a recommendation to the full Board. The full Board discussed the recommendations of the Compensation Committee and approved the proposed corporate goals. The CEO discussed the Company's performance with other Directors on a regular basis throughout 2007.

        For 2007, the corporate goals were based 40% on generating total product revenues, 10% on generating pre-tax profit, 20% on building our clinical stage pipeline internally and through business development efforts, 20% on building our discovery stage pipeline internally and through business development efforts, and 10% on employee development. Corporate goals are set with a reasonable level of difficulty to achieve as evidenced by the Company achieving 96% of its corporate goals in 2007, 85% of its corporate goals in 2006, 105% of its corporate goals in 2005, and 95% of its corporate goals in 2004. In making its determination that the Company achieved 96% of its corporate goals in 2007, the Compensation Committee determined that the Company exceeded its total product revenue, pre-tax profit and employee development goals, met its discovery pipeline goals and partially achieved its clinical stage pipeline goals.

        The statements above are provided herein in the limited context of the STIP. These statements should not be interpreted as statements of the Company's expectations or any other guidance and should not be relied upon by investors or analysts in establishing future performance metrics. We specifically caution investors not to apply these statements to other contexts.

CEO Compensation Determination Process

        At the beginning of 2007, the Compensation Committee quantitatively evaluated the CEO's performance against the corporate goals and objectives set in the prior year. The Compensation Committee also solicited qualitative input on the CEO's performance from all Directors, many Company executives, and some external sources for use in connection with the CEO's performance evaluation. The Compensation Committee then made a recommendation to the independent Directors for the CEO's 2007 base salary increase, cash performance award attributable to 2006 performance and a stock option award, taking into account the following factors:

  •
  The Company's performance against predetermined corporate goals and the Company's overall performance.

  •
  The Company's compensation philosophy.

  •
  The CEO's individual performance generally and historically.

  •
  The CEO's total cash compensation as compared to the second highest paid Executive Officer and the Company's lowest paid employee to determine whether the CEO's relative cash compensation is fair and reasonable in the context of internal equity.

  •
  A competitive analysis prepared by PM&P on CEO compensation at comparable companies.

        In February 2007, the Compensation Committee made its base salary recommendations for the CEO to the independent Directors without the CEO present, and, after discussion and requested adjustments, the independent Directors approved the CEO's base salary for 2007 based upon the factors above, with specific emphasis on the Company's overall performance, his individual performance, and PM&P's competitive analysis. The CEO's base salary for 2007 was set at $435,000, which represented a 4.8% increase from his 2006 base salary. The Compensation Committee continues to maintain the CEO's base salary below the median of the market due to the CEO's desire to demonstrate leadership in keeping CEO pay reasonable and consistent with the other Executive Officers. For 2007, the CEO's base salary was at the 25th percentile as compared to market data.

        A significant portion of the CEO's compensation is paid upon achieving results. For 2007, the CEO was awarded an annual performance award of 100% of his target award, or $348,000, which was paid in February 2008. This performance award was determined based on the Company achieving 96% of its predetermined 2007 corporate goals and the Board exercising its discretion to adjust the CEO's annual performance upward in recognition of his significant contribution to the Company's achievement of its corporate goals and his contribution to successfully dealing with unanticipated challenges that did not fit within the parameters of the corporate goals.

        After careful consideration of the performance of the CEO, the performance of the Company and the CEO's contribution to that performance, and comparable company CEO long-term incentive awards, the CEO was granted 125,000 stock options on February 15, 2007. For 2007, the CEO's total compensation was comprised of approximately 27% base salary, 22% performance award and 50% long-term incentives, all in the form of option awards (based on the value ascribed to such awards in the Summary Compensation Table of this Proxy Statement). At his election, the CEO did not receive any other option grants during 2007 even though he was eligible for an option grant together with the other Executive Officers at mid-year.

Executive Officer Compensation Determination Process (other than CEO)

        In the beginning of 2007, the CEO quantitatively evaluated each of the other Executive Officer's contribution to the level of achievement against corporate goals and performance against individual goals set in the prior year. The components of the Executive Officers' pre-determined individual goals were based on the achievement of department specific goals for the departments for which each Executive Officer was individually responsible. In 2007, Mr. Bonney and Dr. Fetzer were the only Executive Officers who played a role in determining non-CEO Executive Officer compensation. Mr. Bonney was involved in all such Executive Officer compensation decisions, and Dr. Fetzer was involved in Dr. William Pullman's compensation decisions. Dr. Pullman was our Senior Vice President and Chief Medical Officer until he left the Company in the fourth quarter of 2007. The CEO recommended to the Compensation Committee a base salary increase, cash performance award and option awards for each Executive Officer, taking into account:

  •
  The Company's compensation philosophy.

  •
  Each Executive Officer's individual performance against predetermined individual goals.

  •
  The Company's performance against predetermined corporate goals.

  •
  The appropriateness of each Executive Officer's compensation relative to other Executive Officers and the CEO.

  •
  PM&P's prepared analysis of competitive compensation of executive officers at comparable companies.

  •
  Retention considerations.

  •
  The Executive Officer's potential future contributions to the success of the Company.

        The Compensation Committee reviewed and discussed with the CEO the performance of each Executive Officer and the reasons for the CEO's recommendations for such Executive Officer. After incorporating the Compensation Committee's requested adjustments to the CEO's recommendations, the Compensation Committee approved the 2007 base salary, year-end option awards and cash performance awards for each Executive Officer. The base salaries and other compensation awards of Named Executive Officers can be found in the Summary Compensation Table and Grants of Plan-Based Awards in 2007 Fiscal Year table in this Proxy Statement.. The Compensation Committee emphasized individual performance and PM&Ps competitive analysis for base salary determinations. The Compensation Committee emphasized retention considerations and each Executive Officer's potential future contributions to the success of the Company in determining each Executive Officer's option awards.

        With the exception of the CEO, for 2007, each Executive Officer's performance award target was weighted 60% on achievement of predetermined corporate goals and 40% on achievement of predetermined individual goals. The CEO and Compensation Committee determined that this was appropriate to motivate the Executive Officers toward the achievement of corporate goals. As described above, the Company achieved 96% of its corporate goals in 2007. The Compensation Committee agreed with Mr. Bonney's determination that Messrs. Perez and Fellows exceeded their individual goals and Messrs. Guiffre and McGirr met their individual goals. As a result, the Compensation Committee determined that these Named Executive Officers achieved between 100% and 113% of their individual goals. For 2007, the Compensation Committee chose not to exercise its discretion to adjust these annual performance awards up or down. Details of the 2007 annual performance awards for these Named Executive Officers (which were paid in February 2008) can be found in the Summary Compensation Table in this Proxy Statement.

        The Company divides its annual grant of performance stock options into two grants per year (the value of both grants combined are compared to the market for an annual grant size). Individual option grant determinations were made after careful consideration of the performance of each Named Executive Officer, the performance of the Company and the Named Executive Officer's contribution to that performance, retention considerations, the Named Executive Officer's potential future contribution to the Company's success, and comparable company executive officer long-term incentive awards, with significant emphasis placed on retention considerations and the Named Executive Officer's potential future contributions. Details of the stock option grants made to the Named Executive Officers in 2007 can be found in the Summary Compensation Table and Grants of Plan-Based Awards in 2007 Table in this proxy statement.

Intrinsic Value of Unvested Stock Options

        The values of the option awards set forth in the Summary Compensation Table of this Proxy Statement were calculated using valuation methodologies under Statement of Financial Accounting Standard No. 123, or SFAS 123(R). These methods do not necessarily reflect the value to the Company in retaining our Named Executive Officers represented by the outstanding option awards to Named Executive Officers. Therefore, for further understanding of how the current outstanding option awards of Named Executive Officers help incentivize them to remain with the Company, the table set forth below provides the intrinsic value of in-the-money unvested stock options for each of our currently employed Named Executive Officers as of the end of 2006 using our closing stock price on December 29, 2006 of $18.11 and the intrinsic value of in-the-money unvested stock options as of the end of 2007 using our closing stock price on December 31, 2007 of $20.51.

Executive	Option Awards (per Summary Compensation Table, below)	Value of Unvested In-the-Money Stock Options as of the end of 2006	Value of Unvested In-the-Money Stock Options as of the end of 2007
Michael W. Bonney	$808,180	$962,197	$584,126
David W.J. McGirr	300,330	461,391	346,600
Robert J. Perez	408,946	613,756	415,875
Christopher D.T. Guiffre	273,491	436,112	298,432
Lindon M. Fellows	205,296	0	68,344

Role of the Company's Management in the Compensation Determination Process

        Our Executive Officers, other than our CEO, play a very limited role in the determination of Executive Officer compensation. During 2007, Mr. Bonney and Dr. Fetzer were the only Executive Officers who played a role in the Executive Officer compensation process. The process was as follows:

  •
  The CEO presented Executive Officer performance ratings to the Compensation Committee and made recommendations relating to Executive Officer compensation, and in the case of Dr. Pullman with input from Dr. Fetzer.

  •
  The CEO developed proposed corporate goals for review by the Compensation Committee and approval by the Board.

  •
  The CEO, in consultation with the Vice President, Human Resources, developed proposals relating to potential changes in compensation programs for review and approval by the Compensation Committee.

  •
  The CEO, Vice President, Human Resources, and other employees, as appropriate, provided the Compensation Committee and other advisors with Company data necessary to evaluate and implement compensation proposals and programs.

Role of the Compensation Consultant

        For 2007, the Compensation Committee retained PM&P as its compensation consultant. PM&P served as an independent advisor to the Compensation Committee on topics primarily related to Board and executive compensation. PM&P has served as a consultant to the Compensation Committee since 2005. PM&P reports to the Compensation Committee Chair, takes direction from the Committee, and does not provide any services to the Company other than the services provided at the request of the Compensation Committee.

        PM&P's general responsibilities to the Compensation Committee include working with management to acquire Company data necessary to complete work requested by the Compensation Committee, working with the Compensation Committee to help it understand compensation concepts, issues and the changing requirements of regulatory authorities, and assisting the Compensation Committee with reviews of management proposals relating to changes in compensation and related programs.

        Specific PM&P activities completed for the Compensation Committee in 2007 included the following:

  •
  Provided the Compensation Committee with a recommended updated list of comparable companies based on the criteria described above.

  •
  Provided the Compensation Committee with a competitive assessment of compensation for Executive Officers using PM&P's recommended (and Compensation Committee approved) comparable company compensation data, and size- and industry-appropriate broad survey data.

  •
  Prepared a dilution analysis of overall Company equity use compared to overall equity use by comparable companies.

  •
  Prepared a financial performance analysis comparing the Company's financial performance to the comparable companies.

  •
  Provided the Compensation Committee with a competitive assessment of compensation for members of the Board of Directors by comparing the Company's Director compensation programs to director compensation programs at comparable companies.

  •
  Assisted the Company with preparation of this Compensation Discussion and Analysis and the related compensation tables.

  •
  Attended all Compensation Committee meetings and executive sessions at the request of the Compensation Committee.

  •
  Provided the Compensation Committee with market-based compensation recommendations.

  •
  Educated the Compensation Committee on industry trends related to long-term equity incentive compensation.

  •
  Educated the Compensation Committee on the use of recoupment policies and assisted the Compensation Committee with the development of the recoupment policy described in this Compensation Discussion and Analysis.

Impact of Accounting and Tax on the Form of Compensation

        The Compensation Committee has considered the impact of SFAS 123(R) on the Company's use of equity incentives as a key retention tool. The Compensation Committee has determined that the current estimated costs to the Company of continuing to use equity incentives relative to the benefits the Company believes these programs provide does not warrant any change to the Company's current equity incentive framework.

        Section 162(m) of the Code limits the tax deduction for compensation paid to Named Executive Officers to $1,000,000. This deduction limitation does not apply to compensation that constitutes "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and regulations promulgated thereunder, including certain performance-based compensation that has been approved by stockholders. Our stockholders have approved our employee equity incentive plan, which is designed to allow the deduction of income recognized in connection with stock options granted under such plan. We have in the past and may in the future award compensation that is not fully deductible under the Code when we view such compensation as consistent with our compensation policies and in the best interests of the Company and its stockholders. For 2007, the Company did not provide its Executive Officers with any compensation that was not deductible under Section 162(m).

        Under our retention letters, we do not compensate executives for any excise tax liability they may incur by reason of payments and benefits received pursuant to the letters. As a result, if a Named Executive Officer is assessed any excise tax liability under Section 280G of the Code as a result of payments and benefits received under a retention letter, that Named Executive Officer is responsible for the payment of such excise tax.

Option Granting Practices

        The Company issues stock option awards to its employees at various times throughout the year. All options are priced at the closing market price of the Company's common stock on the date of the grant. Generally, new employees receive a stock option that is granted and priced on the 15th day of the month (or, if no trades were reported on such date, the closing price on the most recent trading day preceding the date of grant on which a trade occurred) following the month in which they join the Company. In addition, the Company issues stock options to employees who are promoted during the year. These options are also granted and priced on the 15th day of the month following the month in which the employee's promotion is authorized (or, if no trades were reported on such date, the closing price on the most recent trading day preceding the 15th day of the month on which a trade occurred). The Company also issues performance-related stock options twice each year, shortly after the beginning of the year, and shortly after mid-year, to employees who demonstrate superior performance and high potential.

        The Compensation Committee has authorized a pool of options which may be issued by the CEO from time to time during the year in recognition of extraordinary results. Following the release of the Company's financial results each quarter, the CEO and Vice President of Human Resources evaluate whether any grants should be made from this pool. Any such options are granted and priced on the 15th day of the month following the release of the Company's financial results (or, if no trades were reported on such date, the closing price on the most recent trading day preceding the 15th day of the month on which a trade occurred).

        At the end of each calendar year, the Compensation Committee approves guidelines for both new hire stock option awards and for stock options to be granted in connection with promotions. In addition, at the beginning of the year and at mid-year, the Compensation Committee approves a pool of stock options for the performance-related grants described above. The CEO is required to further approve all individual grants issued in accordance with the foregoing pools and guidelines. The Compensation Committee must approve all stock option grants to Executive Officers.

        We have never had a program or policy in place to coordinate option grants with the release of material, non-public information.

Recoupment Policy

        In September 2007, the Board adopted a policy providing that, if the independent members of the Board determine, in their reasonable and sole discretion, that any fraud, gross negligence or intentional misconduct by the CEO or Chief Financial Officer caused or contributed to the Company having to restate all or a portion of its financial statements, then the independent Directors may take any action they deem necessary or appropriate to remedy the misconduct and prevent its recurrence. The policy further provides that, in connection with taking such action, the independent Directors, to the fullest extent permitted by law, in cases they deem appropriate, will require, on behalf of the Company, reimbursement of any bonus or incentive compensation awarded to the CEO or Chief Financial Officer, effect the cancellation of outstanding equity awards and seek reimbursement of any gains realized on the exercise or sale of any equity based awards if and to the extent that: (a) the amount of the bonus or equity compensation was calculated based upon the achievement of certain financial results that were subsequently reduced due to a restatement, (b) the CEO or Chief Financial Officer engaged in any fraud, gross negligence or intentional misconduct that caused or contributed to the need for the restatement, or (c) the amount of the bonus or equity compensation that would have been awarded to the CEO or Chief Financial Officer had the results been properly reported would have been lower than the amount actually awarded.

EXECUTIVE COMPENSATION

        The following table summarizes aggregate amounts of compensation paid or accrued by the Company for the fiscal years ended December 31, 2006 and December 31, 2007 for services rendered in all capacities by our Named Executive Officers.

Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($)(1) (f)	Non-Equity Incentive Plan Compensation ($)(2) (g)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)(3) (h)	All Other Compensation ($)(4) (i)	Total ($) (j)
Michael W. Bonney President & Chief Executive Officer	2007 2006	$435,000 $415,000	$— $—	$— $—	$808,180 $829,535	$348,000 $282,200	$— $—	$11,167 $9,900	$1,602,347 $1,536,635
David W.J. McGirr SVP, Chief Financial Officer	2007 2006	$345,000 $325,000	$— $—	$— $—	$300,330 $342,197	$168,360 $115,700	$— $—	$14,353 $9,900	$828,043 $792,797
Robert J. Perez EVP, Chief Operating Officer	2007 2006	$390,000 $325,000	$— $—	$— $—	$408,946 $445,761	$200,070 $111,020	$— $—	$14,516 $9,900	$1,013,532 $891,681
Oliver Fetzer (5) Former SVP, Corporate Development and R&D	2007 2006	$277,750 $375,000	$— $—	$— $—	$130,806 $385,683	$— $126,300	$— $—	$602,961 $10,042	$1,011,517 $897,025
Christopher D. T. Guiffre (6) SVP, General Counsel and Secretary	2007 2006	$290,000 $275,000	$— $—	$— $—	$273,491 $302,647	$113,216 $97,460	$— $—	$10,125 $9,900	$686,832 $685,007
Lindon M. Fellows SVP, Technical Operations	2007	$285,000	$—	$—	$205,296	$114,456	$—	$10,125	$614,877

(1)
Represents the proportionate amount of the total fair value of option awards recognized by the Company as an expense in the covered fiscal year for financial accounting purposes, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions, for all option awards held by the Named Executive Officer as of the end of each covered fiscal year. The fair values of these awards and the amounts expensed were determined using the Black-Scholes option pricing model in accordance with SFAS 123(R). In calculating the grant date fair values of these awards, we used the assumptions set forth in the notes to the consolidated audited financial statements described in our Annual Reports on Form 10-K for the covered fiscal year, excluding assumptions related to forfeitures.

(2)
Reflects the awards earned in the covered fiscal year under the STIP, our plan-based non-equity incentive plan further described in the Compensation Discussion and Analysis section of this proxy statement. Payments for awards earned in each covered fiscal year were made in the first quarter of the immediately succeeding fiscal year.

(3)
We do not have either a pension plan or a non-qualified deferred compensation plan.

(4)
All Other Compensation for 2007 for Messrs. Bonney, McGirr and Perez primarily consists of 401(k) matching contributions of $10,125, and All Other Compensation for 2007 for Messrs. Guiffre and Fellows consists entirely of 401(k) matching contributions. For Dr. Fetzer, who left the Company in September 2007, All Other Compensation for 2007 almost entirely consists of $7,711 in 401(k) matching contributions and $595,000 in severance payments paid to Dr. Fetzer pursuant to his retention letter. The $595,000 in severance payments corresponds to 18 months of his 2007 salary of $390,000. Dr. Fetzer received $262,500 of these severance payments in 2007 and $332,500 in 2008.

(5)
The Salary for Dr. Fetzer consists of salary paid to him until he left the Company in September 2007.

(6)
As previously announced, Mr. Guiffre will resign as Cubist's SVP, General Counsel and Secretary effective as of April 30, 2008. Notwithstanding the terms of Mr. Guiffre's retention letter, Mr. Guiffre will be paid severance equal to eighteen months of his current base salary of $300,150, payable in twelve equal semi-monthly installments, and will have the right to continue to participate in the Company's medical and dental insurance programs for up to eighteen months. The aggregate cost to the Company of these benefits is estimated to be approximately $21,968.

Grants of Plan-Based Awards in 2007 Fiscal Year

        The following table sets forth information concerning grants of awards pursuant to plans made to the Named Executive Officers during the year ended December 31, 2007.

									All Other Stock Awards: Number of Shares of Stock or Units (#) (i)	All Other Option Awards: Number of Securities Underlying Options (#) (j)
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards					Exercise or Base Price of Option Awards ($/Sh)(3) (k)		Grant Date Fair Value of Stock and Option Awards(4) (l)
		Date of Board or Committee Action(1) (b-1)
Name (a)	Grant Date(1) (b)		Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)
Michael W. Bonney	2/15/2007	2/7/07	$243,600	$348,000	$696,000	$—	$—	$—	—	125,000		$19.51		$1,115,225
David W.J. McGirr	2/15/2007 8/15/2007	2/7/07 6/16/07	$120,750	$172,500	$345,000	$—	$—	$—	—	30,000 20,000	$ $	19.51 23.12	$ $	267,654 194,506
Robert J. Perez	2/15/2007 8/15/2007 9/14/2007	2/7/07 6/16/07 8/24/07	$136,500	$195,000	$390,000	$—	$—	$—	—	30,000 25,000 50,000	$ $ $	19.51 23.12 21.91	$ $ $	267,654 243,133 457,725
Oliver Fetzer	2/15/2007 8/15/2007	2/7/07 6/16/07	$—	$—	$—	$—	$—	$—	—	26,000 15,000	$ $	19.51 23.12	$ $	231,967 145,880
Christopher D.T. Guiffre	2/15/2007 8/15/2007	2/7/07 6/16/07	$81,200	$116,000	$232,000	$—	$—	$—	—	25,000 15,000	$ $	19.51 23.12	$ $	223,045 145,880
Lindon M. Fellows	2/15/2007 8/15/2007	2/7/07 6/16/07	$79,800	$114,000	$228,000	$—	$—	$—	—	30,000 15,000	$ $	19.51 23.12	$ $	267,654 145,880

(1)
The Grant Date column shows the grant dates of all non-qualified stock options granted in 2007. The options were approved by the Compensation Committee on 2/7/2007, 6/16/2007, and 8/24/2007, as set forth in the Date of Board or Committee Action column. The Committee approved a grant date of 2/15/2007 for options approved on 02/07/2007, a grant date of 08/15/2007 for options approved on 6/16/2007 and a grant date of 09/14/2007 for options approved on 8/24/2007. All awards have a term of 10 years and are exercisable in equal quarterly installments over a 4 year period.

(2)
Target reflects the pre-established target award for each of the Named Executive Officers under the STIP, as follows: the target award for Mr. Bonney in 2007 was 80% of his base salary, the target award for Messrs. McGirr and Perez in 2007 was 50% of base salary, and the target award for all other Named Executive Officers in 2007 was 40% of base salary. Maximum awards under the plan are capped at 200% of the target award and threshold awards are contingent upon the Company achieving 70% of its corporate goals—the requirement for executive officers to be eligible to receive any performance award. In addition, each Named Executive Officer other than Mr. Bonney must achieve at least 70% of his or her respective individual goals to be eligible to receive a performance award. Mr. Bonney's award was based on the Company's performance against corporate goals. All other Named Executive Officer awards were based 60% on the Company's performance and 40% on individual performance. The Compensation Committee retains the discretion to adjust an Executive Officer's annual performance award up or down based on the Executive Officer's relative contributions to the Company's overall performance and other factors. The Compensation Committee exercised its right to adjust Mr. Bonney's performance award upward due to his significant contributions to corporate performance and his contribution to successfully dealing with unanticipated challenges that did not fit within the parameters of the Company's corporate goals. The actual awards paid to the Named Executive Officers for 2007 performance are set forth in the Summary Compensation Table of this Proxy Statement. These awards were paid in February 2008. Dr. Fetzer left the Company in September 2007 and was therefore not eligible to receive an award for 2007 performance under the STIP.

(3)
The exercise prices reflect the closing price of our common stock on the grant date.

(4)
These values reflect the grant date fair value using the Black-Scholes model. Assumptions used in the Black-Scholes model are as follows: (1) Mr. Bonney—for stock options awarded on 02/15/2007, the Black-Scholes value is $8.9218 per share (using a volatility of 50.0%, a risk-free rate of 4.70%, a dividend yield of 0%, and an expected term of 4.30 years). (2) Messrs. Perez, Fellows, McGirr and Guiffre and Dr. Fetzer—for stock options awarded on 02/15/2007, the Black-Scholes value is $8.9218 per share (using a volatility of 50.0%, a risk-free rate of 4.70%, a dividend yield of 0%, and an expected term of 4.30 years) and for stock options awarded on 08/15/2007, the Black-Scholes value is $9.7253 per share (using a volatility of 45.0%, a risk-free rate of 4.40%, a dividend yield of 0%, and an expected term of 4.30 years). (3) Mr. Perez—for stock options awarded on 09/14/2007, the Black-Scholes value is $9.1545 per share (using a volatility of 45%, a risk-free rate of 4.20%, a dividend yield of 0%, and an expected term of 4.30 years).

Outstanding Equity Awards at 2007 Fiscal Year-End

        The following tables set forth information concerning outstanding equity awards held by each Named Executive Officer as of December 31, 2007.

	Option Awards						Stock Awards
										Equity Incentive Plan Awards:	Equity Incentive Plan Awards:
Equity Incentive Plan Awards:
Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)
Market Value of Shares or Units of Stock That Have Not Vested ($) (h)
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)(1)	Number of Securities Underlying Unexercised, Unearned Options (#) (d)	Option Exercise Price ($) (e)		Option Expiration Date(2) (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)
Michael W. Bonney	150,000 40,000 203,986 46,014 60,000 81,250 68,750 65,625 23,437	— — — — — 18,750 31,250 84,375 101,563	— — — — — — — — —	$ $ $ $ $ $ $ $ $	35.32 7.58 8.23 8.23 12.61 10.84 10.87 21.61 19.51	01/03/2012 08/09/2012 02/26/2013 02/26/2013 12/12/2013 07/01/2014 02/14/2015 01/31/2016 02/15/2017	— — — — — — — — —	$ $ $ $ $ $ $ $ $	— — — — — — — — —	— — — — — — — — —	$ $ $ $ $ $ $ $ $	— — — — — — — — —
David W.J. McGirr	75,000 500 15,000 20,312 24,062 28,125 10,937 7,500 5,625 1,250	— — — 4,688 10,938 16,875 14,063 12,500 24,375 18,750	— — — — — — — — — —	$ $ $ $ $ $ $ $ $ $	9.98 13.26 12.61 10.84 10.87 10.35 21.61 22.14 19.51 23.12	12/02/2012 09/12/2013 12/12/2013 07/01/2014 02/14/2015 06/14/2015 01/31/2016 06/16/2016 02/15/2017 08/15/2017	— — — — — — — — — —	$ $ $ $ $ $ $ $ $ $	— — — — — — — — — —	— — — — — — — — — —	$ $ $ $ $ $ $ $ $ $	— — — — — — — — — —

(1)
Under some circumstances, the vesting of unexercisable stock options may be accelerated in accordance with the terms of the Named Executive Officer's retention letters and the terms of the EIP. The acceleration events are set forth in the section of this Proxy Statement entitled "Termination of Employment and Change-in-Control Agreements" and "Proposal No. 2—Adoption and Approval of an Amendment to Our Amended and Restated 2000 Equity Incentive Plan".

(2)
All stock option grants have a 4-year vesting schedule, vest equally over 16 calendar quarters and have a 10-year term.

	Option Awards						Stock Awards
										Equity Incentive Plan Awards:	Equity Incentive Plan Awards:
Equity Incentive Plan Awards:
Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)
Market Value of Shares or Units of Stock That Have Not Vested ($) (h)
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)(1)	Number of Securities Underlying Unexercised, Unearned Options (#) (d)	Option Exercise Price ($) (e)		Option Expiration Date(2) (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)
Robert J. Perez	56,000 500 32,500 20,625 37,500 17,500 7,500 5,625 1,562 3,125	— — 7,500 9,375 22,500 22,500 12,500 24,375 24,438 46,875	— — — — — — — — — —	$ $ $ $ $ $ $ $ $ $	13.25 13.26 10.84 10.87 10.35 21.61 22.14 19.51 23.12 21.91	09/02/2013 09/12/2013 07/01/2014 02/14/2015 06/14/2015 01/31/2016 06/16/2016 02/15/2017 08/15/2017 09/14/2017	— — — — — — — — — —	$ $ $ $ $ $ $ $ $ $	— — — — — — — — — —	— — — — — — — — — —	$ $ $ $ $ $ $ $ $ $	— — — — — — — — — —
Oliver Fetzer(3)	—	—			$—	—	—		$—	—		$—

(1)
Under some circumstances, the vesting of unexercisable stock options may be accelerated in accordance with the terms of the Named Executive Officer's retention letters and the terms of the EIP. The acceleration events are set forth in the section of this Proxy Statement entitled "Termination of Employment and Change-in-Control Agreements" and "Proposal No. 2—Adoption and Approval of an Amendment to Our Amended and Restated 2000 Equity Incentive Plan".

(2)
All stock option grants have a 4-year vesting schedule, vest equally over 16 calendar quarters and have a 10-year term.

(3)
In accordance with the terms of the EIP, Dr. Fetzer's options expired on December 16, 2007, 90 days after his last date of employment with the Company.

	Option Awards						Stock Awards
										Equity Incentive Plan Awards:	Equity Incentive Plan Awards:
Equity Incentive Plan Awards:
Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)
Market Value of Shares or Units of Stock That Have Not Vested ($) (h)
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)(1)	Number of Securities Underlying Unexercised, Unearned Options (#) (d)	Option Exercise Price ($) (e)		Option Expiration Date(2) (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)
Christopher D.T. Guiffre	100,000 500 15,000 4,375 20,625 21,875 13,125 5,625 4,687 937	— — — 5,625 9,375 13,125 16,875 9,375 20,313 14,063	— — — — — — — — — —	$ $ $ $ $ $ $ $ $ $	35.25 13.26 12.61 10.84 10.87 10.35 21.61 22.14 19.51 23.12	12/17/2011 09/12/2013 12/12/2013 07/01/2014 02/14/2015 06/14/2015 01/31/2016 06/16/2016 02/15/2017 08/15/2017	— — — — — — — — — —	$ $ $ $ $ $ $ $ $ $	— — — — — — — — — —	— — — — — — — — — —	$ $ $ $ $ $ $ $ $ $	— — — — — — — — — —
Lindon M. Fellows	28,125 4,375 2,812 5,625 937	21,875 5,625 4,688 24,375 14,063	— — — — —	$ $ $ $ $	18.50 21.61 22.14 19.51 23.12	09/01/2015 01/31/2016 06/16/2016 02/15/2017 08/15/2017	— — — — —	$ $ $ $ $	— — — — —	— — — — —	$ $ $ $ $	— — — — —

(1)
Under certain circumstances, the vesting of unexercisable stock options may be accelerated in accordance with the terms of the Named Executive Officer's retention letters and the terms of the EIP. The acceleration events are set forth in the section of this Proxy Statement entitled "Termination of Employment and Change-in-Control Agreements" and "Proposal No. 2—Adoption and Approval of an Amendment to Our Amended and Restated 2000 Equity Incentive Plan".

(2)
All stock option grants have a 4-year vesting schedule, vest equally over 16 calendar quarters and have a 10-year term.

Option Exercises and Stock Vested in Fiscal Year 2007

        The following table sets forth information concerning options exercised by each Named Executive Officer in 2007.

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized Upon Exercise ($) (c)(1)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)
Michael W. Bonney	—	—	—	—
David W.J. McGirr	25,000	$301,833	—	—
Robert J. Perez	—	—	—	—
Oliver S. Fetzer	40,000 10,000 500 16,875 37,500 15,625 33,750 11,250 4,375 3,250	$545,988 $135,797 $4,545 $164,357 $431,614 $179,370 $404,990 $8,322 $917 $9,229	— — — — — — — — — —	— — — — — — — — — —
Christopher D.T. Guiffre	10,000 15,000 20,000	$87,785 $199,619 $240,688	— —	— —
Lindon M. Fellows	—	—	—	—

(1)
Computed by determining the difference between the market prices of our common stock upon exercise and the exercise prices of the exercised stock options.

Termination of Employment and Change-in-Control Agreements

        The Company's Executive Officer retention letters provide certain protections to Executive Officers in the event of their termination as summarized in the following table.

Key Retention Letter Elements(1)	CEO	Executive Officers
Retention Letter Term	3 years, except in the case of a change-in-control in which case the term becomes 2 years following the change-in-control.	3 years, except in the case of a change-in-control in which case the term becomes 2 years following the change-in-control.
Severance	24 months of base salary if terminated without cause at any time.
24 months of base salary and one year's annual performance award (higher of previous year award or current target award) if, within 24 months following a change-in-control, the CEO is terminated without cause or resigns for good reason.	18 months of base salary if terminated without cause at any time.
18 months of base salary and one year's annual performance award (higher of previous year award or current target award) if, within 24 months following a change-in control, the Executive Officer is terminated without cause or resigns for good reason.
Benefit Continuation (medical and dental insurance only)	24 months of medical and dental coverage if terminated without cause at any time or if the CEO resigns for good reason within 24 months of a change-in-control, in either case as long as the CEO continues to pay the employee contribution portion of the coverage.	18 months of medical and dental coverage if terminated without cause at any time or if the Executive Officer resigns for good reason within 18 months of a change-in-control, in either case as long as the Executive Officer continues to pay the employee contribution portion of the coverage.
Equity Vesting Acceleration	Vesting of equity is accelerated only if, within 24 months following a change-in-control, the CEO is terminated without cause or resigns for good reason.	Vesting of equity is accelerated only if, within 24 months following a change-in-control, the Executive Officer is terminated without cause or resigns for good reason.

(1)
Additional details and definitions can be found in the actual retention letters. Mr. Bonney's retention letter and a form of the retention letter with our other Named Executive Officers, other than Dr. Fetzer, are on file with the SEC. Dr. Fetzer had a retention letter with the Company with the same terms as those set forth in the "Executive Officers" column in the table on this page. Dr. Fetzer left the Company in September 2007 and became entitled to a severance payment equal to 18 months of his then-current annual salary of $390,000, resulting in an aggregate severance payment of $595,000. Dr. Steven Gilman, the Company's only current Executive Officer who is not a Named Executive Officer, joined the Company as our Senior Vice President, Discovery and Non-clinical Development, and Chief Scientific Officer in February 2008. Pursuant to his offer letter, Dr. Gilman will be eligible to receive the Company's standard form of retention letter with the same terms as those set forth in the "Executive Officers" column in the table on this page, once he is employed by the Company for at least 6 months. In addition, in the event a change-in-control of the Company occurs within Dr. Gilman's first 6 months of employment with the Company, he will be entitled to receive the same benefits upon a change-in-control as those set forth in the "Executive Officers" column in the table on this page.

        Receipt of any severance and benefits is conditioned on the Executive Officer signing a release of claims. In addition, Executive Officers will continue to be bound by the obligations set forth in the Company's Form of Employee Confidentiality Agreement, which is on file with the SEC. No Executive Officers are entitled to gross-ups associated with taxes owed on change-in-control payments or taxes due pursuant to Code Section 280G.

        The remainder of this section summarizes quantitative disclosures for each Named Executive Officer regarding estimated payments and other benefits that would have been received by the Named Executive Officer or his estate if his employment terminated as of the last business day of the year, December 31, 2007, under the following circumstances:

  •
  Termination by the Company for cause.

  •
  Termination by the Company without cause not following a change-in-control.

  •
  Termination by the Company without cause or by the Named Executive Officer for good reason following a change in control.

Payments to Michael W. Bonney Assuming a December 31, 2007 Termination

	Cash Severance					Equity
	Base Salary		Performance Award				Value of Accelerated Unvested Equity(1)(2)
Circumstances of Termination:						Value of Vested Equity		Benefits Continuation(3)	401(k) Plan Balance(4)
	Multiple	$	Multiple	$						Total
Termination by the Company for cause	N/A	N/A	N/A	N/A		$5,533,075	N/A	N/A	$187,001	$5,720,076
Termination by the Company without cause not following a change-in-control	2.0	$870,000	N/A	N/A		$5,533,075	N/A	$27,635	$187,001	$6,617,711
Termination by the Company without cause or by the named executive officer with good reason following a change in control	2.0	$870,000	1.0	$348,000	(5)	$5,533,075	$584,126	$27,635	$187,001	$7,549,837

(1)
All unvested equity is assumed to have accelerated as of 12/31/07. The amount shown here represents the spread of the accelerated options assuming a $20.51 fair market value of the Company's stock (the Company's closing stock price on 12/31/07).

(2)
See the Outstanding Equity Awards at 2007 Fiscal-Year End table for the vesting status of Mr. Bonney's equity awards as of 12/31/07.

(3)
Mr. Bonney's benefits are continued for 24 months. The benefits cost includes the employer cost of health and dental insurance only. Mr. Bonney's cost of benefits for months 19-24 of the benefit continuation period are assumed to be equal to the cost for months 1-18. In an actual termination situation, the cost of benefits may change in months 19-24 due to the expiration of COBRA benefits coverage as full group insurance rates may apply.

(4)
Represents the entire balance of Mr. Bonney's 401(k) account. The Company match is 75% of the first 6% of employee contributions (all employees of the Company are eligible for this match, not just Executive Officers).

(5)
The amount shown here is 100% of Mr. Bonney's annual target award opportunity for fiscal year 2007 because that amount is higher than Mr. Bonney's 2006 award.

Payments to David W.J. McGirr Assuming a December 31, 2007 Termination

	Cash Severance					Equity
	Base Salary		Performance Award				Value of Accelerated Unvested Equity(1)(2)
Circumstances of Termination:						Value of Vested Equity		Benefits Continuation(3)	401(k) Plan Balance(4)
	Multiple	$	Multiple	$						Total
Termination by the Company for cause	N/A	N/A	N/A	N/A		$1,631,625	N/A	N/A	$171,809	$1,803,434
Termination by the Company without cause not following a change-in-control	1.5	$517,500	N/A	N/A		$1,631,625	N/A	$20,726	$171,809	$2,341,660
Termination by the Company without cause or by the named executive officer with good reason following a change in control	1.5	$517,500	1.0	$172,500	(5)	$1,631,625	$346,600	$20,726	$171,809	$2,860,160

(1)
All unvested equity is assumed to have accelerated as of 12/31/07. The amount shown here represents the spread of the accelerated options assuming a $20.51 fair market value of the Company's stock (the Company's closing stock price on 12/31/07).

(2)
See the Outstanding Equity Awards at 2007 Fiscal-Year table for the vesting status of Mr. McGirr's equity awards as of 12/31/07.

(3)
Mr. McGirr's benefits are continued for 18 months. The benefits cost includes the Company's cost of health and dental insurance only.

(4)
Represents the entire balance of Mr. McGirr's 401(k) account. The Company match is 75% of the first 6% of employee contributions (all employees of the Company are eligible for this match, not just Executive Officers).

(5)
The amount shown here is 100% of Mr. McGirr's annual target award opportunity for fiscal year 2007 because that amount is higher than Mr. McGirr's 2006 award.

Payments to Robert J. Perez Assuming a December 31, 2007 Termination

	Cash Severance					Equity
	Base Salary		Performance Award				Value of Accelerated Unvested Equity(1)(2)
Circumstances of Termination:						Value of Vested Equity		Benefits Continuation(3)	401(k) Plan Balance(4)
	Multiple	$	Multiple	$						Total
Termination by the Company for cause	N/A	N/A	N/A	N/A		$1,309,910	N/A	N/A	$104,931	$1,414,841
Termination by the Company without cause not following a change-in-control	1.5	$585,000	N/A	N/A		$1,309,910	N/A	$16,550	$104,931	$2,016,891
Termination by the Company without cause or by the named executive officer with good reason following a change in control	1.5	$585,000	1.0	$195,000	(5)	$1,309,910	$415,875	$16,550	$104,931	$2,627,766

(1)
All unvested equity is assumed to have accelerated as of 12/31/07. The amount shown here represents the spread of the accelerated options assuming a $20.51 fair market value of the Company's stock (the Company's closing stock price on 12/31/07).

(2)
See the Outstanding Equity Awards at 2007 Fiscal-Year End table for the vesting status of Mr. Perez's equity awards as of 12/31/07.

(3)
Mr. Perez's benefits are continued for 18 months. The benefits cost includes the Company's cost of health and dental insurance only.

(4)
Represents the entire balance of Mr. Perez's 401(k) account. The Company match is 75% of the first 6% of employee contributions (all employees of the Company are eligible for this match, not just Executive Officers).

(5)
The amount shown here is 100% of Mr. Perez's annual target award opportunity for fiscal year 2007 because that amount is higher than Mr. Perez's 2006 award.

Payments to Christopher D.T. Guiffre Assuming a December 31, 2007 Termination

	Cash Severance					Equity
	Base Salary		Performance Award				Value of Accelerated Unvested Equity(2)(3)
Circumstances of Termination(1):						Value of Vested Equity		Benefits Continuation(4)	401(k) Plan Balance(5)
	Multiple	$	Multiple	$						Total
Termination by the Company for cause	N/A	N/A	N/A	N/A		$590,193	N/A	N/A	$217,646	$807,839
Termination by the Company without cause not following a change-in-control	1.5	$435,000	N/A	N/A		$590,193	N/A	$20,726	$217,646	$1,263,565
Termination by the Company without cause or by the named executive officer with good reason following a change in control	1.5	$435,000	1.0	$116,000	(6)	$590,193	$298,432	$20,726	$217,646	$1,677,997

(1)
As previously announced, Mr. Guiffre will resign as Cubist's SVP, General Counsel and Secretary as of April 30, 2008. Notwithstanding the terms of Mr. Guiffre's retention letter, Mr. Guiffre will be paid severance equal to eighteen months of his current base salary of $300,150, payable in twelve equal semi-monthly installments, and will have the right to continue to participate in the Company's medical and dental insurance programs for up to eighteen months. The aggregate cost to the Company of these benefits is estimated to be approximately $21,968.

(2)
All unvested equity is assumed to have accelerated as of 12/31/07. The amount shown here represents the spread of the accelerated options assuming a $20.51 fair market value of the Company's stock (the Company's stock price on 12/31/07).

(3)
See the Outstanding Equity Awards at 2007 Fiscal-Year End table for the vesting status of Mr. Guiffre's equity awards as of 12/31/07.

(4)
Mr. Guiffre's benefits are continued for 18 months. The benefits cost includes the Company's cost of health and dental insurance only.

(5)
Represents the entire balance of Mr. Guiffre's 401(k) account. The Company match is 75% of the first 6% of employee contributions (all employees of the Company are eligible for this match, not just Executive Officers).

(6)
The amount shown here is 100% of Mr. Guiffre's annual target award opportunity for fiscal year 2007 because that amount is higher than Mr. Guiffre's 2006 award.

Payments to Lindon M. Fellows Assuming a December 31, 2007 Termination

	Cash Severance					Equity
	Base Salary		Performance Award				Value of Accelerated Unvested Equity(1)(2)
Circumstances of Termination:						Value of Vested Equity		Benefits Continuation(3)	401(k) Plan Balance(4)
	Multiple	$	Multiple	$						Total
Termination by the Company for cause	N/A	N/A	N/A	N/A		$62,156	N/A	N/A	$44,892	$107,048
Termination by the Company without cause not following a change-in-control	1.5	$427,500	N/A	N/A		$62,156	N/A	$11,160	$44,892	$545,708
Termination by the Company without cause or by the named executive officer with good reason following a change in control	1.5	$427,500	1.0	$114,000	(5)	$62,156	$68,344	$11,160	$44,892	$728,052

(1)
All unvested equity is assumed to have accelerated as of 12/31/07. The amount shown here represents the spread of the accelerated options assuming a $20.51 fair market value of the Company's stock (the Company's stock price on 12/31/07).

(2)
See the Outstanding Equity Awards at 2007 Fiscal-Year End table for the vesting status of Mr. Fellows's equity awards as of 12/31/07.

(3)
Mr. Fellows's benefits are continued for 18 months. The benefits cost includes the Company's cost of health and dental insurance only.

(4)
Represents the entire balance of Mr. Fellows's 401(k) account. The Company match is 75% of the first 6% of employee contributions (all employees of the Company are eligible for this match, not just Executive Officers).

(5)
The amount shown here is 100% of Mr. Fellows's annual target award opportunity for fiscal year 2007 because that amount is higher than Mr. Fellows's 2006 award.

DIRECTOR COMPENSATION

        Mr. Bonney is a Director and one of the Company's full-time executive officers. As a result, Mr. Bonney receives no additional compensation for serving on the Board. No other Director is an employee of the Company.

Retainers

        For the period from our 2006 Annual Meeting of Stockholders to our 2007 Annual Meeting of Stockholders, or 2007 Annual Meeting, our Lead Director received an annual retainer of $15,000 and all other non-employee Directors received an annual retainer of $10,000. These payments were payable quarterly in cash. We did not have a Chairman of the Board in 2007. If we had, he or she would have received an annual retainer of $20,000, payable quarterly in cash over this period.

        For the period from our 2007 Annual Meeting to our 2008 Annual Meeting, our Lead Director will receive an annual retainer of $18,000 and all other non-employee Directors will receive an annual retainer of $12,000. The retainer will be paid on the date of the 2008 Annual Meeting. The retainer is payable on a pro-rata basis based on the number of months that the Director was an active Director or Lead Director during the year and will be paid in cash or common stock, at the Director's election. We do not have a Chairman. If we did, he or she would be entitled to receive an annual retainer of $24,000, pro-rated based on the number of months that he or she served as Chairman during the year, payable in cash or common stock, at his or her election, at the 2008 Annual Meeting.

Meeting Fees

        In 2007, non-employee Directors received $3,000 for each meeting of the Board attended in person, $1,000 for each meeting of the Board attended by phone, and $1,000 for each committee meeting attended, whether in person or by phone. The Lead Director received an additional $1,000 per Board Meeting. Committee Chairs received an additional $2,000 per committee meeting led.

Option Grants

        Pursuant to the Amended and Restated 2002 Directors' Equity Plan, or the Directors' Plan, upon first joining the Board, each non-employee Director is automatically granted a stock option to purchase 10,000 shares of common stock which vests quarterly in equal installments over a three-year period beginning on the grant date. Because no new Directors joined the Board in 2007, we did not make any initial Director option grants in 2007. In addition, provided that they are serving as a Director on the close of business on the date of our Annual Meeting of Stockholders, our non-employee Directors are entitled to receive the following stock option awards as of each Annual Meeting: The Chairman of the Board, if any, is entitled to receive an option to purchase 30,000 shares of common stock, the Lead Director, if any, is entitled to receive an option to purchase 22,500 shares of common stock, and each of our other non-employee Directors are entitled to receive an option to purchase 15,000 shares of common stock. These annual option awards vest 100% on the first anniversary of the grant date. As a result, on June 7, 2007, all of our non-employee directors (other than the Lead Director) received an option to purchase 15,000 shares of common stock and our Lead Director received an option to purchase 22,500 shares of common stock, in each case with an exercise price of $21.88, the closing price of our common stock on June 7, 2007. We did not have a Chairman of the Board as of the 2007 Annual Meeting.

Other

        The Company reimburses all Directors for expenses incurred in connection with their attendance at Board or committee meetings and for participation in Director education programs. The Company also provides director & officer insurance for all Directors.

Directors Compensation Table

        This table sets forth all compensation earned by Directors for fulfillment of their duties as Directors of the Company in 2007.

Name (a)	Fees Earned or Paid in Cash ($)(1) (b)	Stock Awards ($)(2) (c)	Option Awards ($)(3) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (f)	All Other Compensation ($) (g)	Total ($) (h)
Kenneth M. Bate(4)	$53,750	$10,500	$242,518	$—	$—	$—	$306,768
Gordon Archer(5)	$23,500	$—	$24,618	$—	$—	$—	$48,118
Sylvie Grégoire	$38,500	$7,000	$114,380	$—	$—	$—	$159,880
David W. Martin	$49,500	$7,000	$161,668	$—	$—	$—	$218,168
Walter R. Maupay, Jr.	$56,500	$—	$161,668	$—	$—	$—	$218,168
Martin Rosenberg	$40,500	$—	$168,244	$—	$—	$—	$208,744
J. Matthew Singleton	$52,500	$—	$161,668	$—	$—	$—	$214,168
Martin Soeters	$36,500	$7,000	$114,128	$—	$—	$—	$157,628
Michael B. Wood	$45,500	$7,000	$168,244	$—	$—	$—	$220,744

(1)
Reflects cash compensation earned in fiscal year 2007, including the portion of the 2007-2008 annual retainers earned in 2007 by Directors who have elected to receive their retainer in cash.

(2)
The Directors who have amounts shown in this column elected to receive their 2007-2008 annual retainer in shares of Cubist common stock. The amounts reflect the dollar value of the stock that will be granted to such Directors for the portion of the retainer that was earned in 2007.

(3)
Represents the proportionate amount of the total fair value of option awards recognized by the Company as an expense in 2007 for financial accounting purposes, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions, for all option awards held by the Director as of the end of 2007. The fair values of these awards and the amounts expensed were determined using the Black-Scholes option pricing model in accordance with SFAS 123(R). In calculating the grant date fair values of these awards, we used the assumptions set forth in the notes to the Company's consolidated audited financial statements described in our Annual Report on Form 10-K for 2007, excluding assumptions related to forfeitures. The Black-Scholes values listed below were used to calculate the component of the expense shown in this table for the grants made at the 2007 Annual Meeting held on 6/07/2007 (for Drs. Grégoire, Martin, Rosenberg and Wood and Messrs. Bate, Maupay, Singleton and Soeters). The Black-Scholes value for these grants is $9.4197 per option (using a volatility of 45.0%, a risk-free rate of 5.10% and an expected term of 4.30 years). Drs. Grégoire, Martin, Rosenberg, and Wood and Messrs. Maupay, Singleton and Soeters all received 15,000 options on 6/07/07 with a Black-Scholes value of $141,296. Mr. Bate received 22,500 options on 6/07/07 with a Black-Scholes value of $211,943.

(4)
Lead Director.

(5)
Dr. Archer resigned from the Board effective as of August 28, 2007.

COMPENSATION COMMITTEE REPORT(1)

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on that review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

                      Compensation Committee
                      Michael Wood, Chairman
                      David Martin
                      Walter Maupay

April 2, 2008

(1)
Notwithstanding anything to the contrary set forth in any of Cubist's previous filings under the Securities Act of 1933, as amended, which we refer to as the Securities Act, or the Securities Exchange Act of 1934, as amended, which we refer to as the Securities Exchange Act, that might incorporate future filings, including this Proxy Statement, in whole or in part, the Compensation Committee Report shall not be incorporated by reference into any such filings.

Equity Compensation Plans

        The following table provides information as of December 31, 2007 relating to our equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column)(1)
Equity compensation plans approved by security holders(2)	7,634,062		$18.05		4,900,150	(3)
Equity compensation plans not approved by security holders	2,036	(4)	37.79	(5)	—	(6)

Total	7,636,098		$18.05		4,900,150

(1)
In March and April 2008, the Board approved amendments to each of the EIP and the Directors' Plan to provide that awards of stock options will reduce the number of shares of common stock available for awards under the EIP and the Directors' Plan, respectively, by one share for every share so awarded, and stock grants and awards of restricted stock and restricted stock units will reduce the number of shares of common stock available under the EIP and the Directors' Plan, respectively, by two shares for every share so awarded. For example, if the Company awards 100 shares of restricted stock, it would reduce the number of shares reserved for issuance under the EIP or the Directors' Plan (as applicable) by 200 shares.

(2)
Consists of the 1993 Amended and Restated Stock Option Plan, or 1993 Plan, the EIP, the Directors' Plan, and the Amended and Restated 1997 Employee Stock Purchase Plan, or ESPP. The 1993 Plan terminated pursuant to its terms on May 6, 2003.

(3)
Includes 342,739 shares that were available for issuance under the ESPP as of December 31, 2007.

(4)
Includes 782 stock options outstanding under the 2001 United Kingdom Stock Option Plan, or U.K. Plan. The U.K. Plan was adopted when we had operations in the U.K. in order to encourage stock ownership by our employees in the U.K. The outstanding options are held by employees who transferred to the U.S. when we discontinued our operations in the U.K. Options granted under the U.K. Plan have been approved under the Income and Corporation Taxes Act of 1988 of the United Kingdom. Such options receive favored tax treatment in the U.K. No awards have been made under the U.K. Plan since we discontinued our operations in the U.K. Also includes 1,254 stock options outstanding under the TerraGen Discovery Inc. Employee Stock Option Plan, or TerraGen Plan, which were assumed as part of the acquisition of TerraGen Discovery Inc. in October 2000. Options under the TerraGen Plan became exercisable for shares of Cubist common stock upon consummation of the acquisition, but remain subject to the TerraGen Plan. No awards have been made under the TerraGen Plan since the date of the acquisition.

(5)
The outstanding options under the U.K. Plan have a weighted average exercise price of $13.26 per share. The outstanding options under the TerraGen Plan have a weighted average exercise price of $53.08 per share.

(6)
As part of our decision to cease operations in the U.K., we terminated the U.K. Plan and will therefore not be issuing the remaining 468,710 options that were previously available under the U.K. Plan.

MEETING AND COMMITTEES OF THE BOARD

The Board of Directors and Committees of the Board

        During 2007, the Board held sixteen meetings, eleven of which were telephonic meetings, and took action by written consent on one occasion. The Board has four standing committees: the Audit Committee, the Compensation Committee, the Corporate Governance and Nominating Committee, or Governance Committee, and the Scientific Affairs Committee. There were six Audit Committee meetings, six Compensation Committee meetings, five Governance Committee meetings, and five Scientific Affairs Committee meetings in 2007. In 2007, no Director attended fewer than 75% of the total number of Board meetings plus applicable committee meetings held while he or she was a Director. It has been the practice of the Board to hold a meeting on the same date and at the same location as the Annual Meeting of Stockholders to encourage all Board members to attend the Annual Meeting of Stockholders. Each Director, other than Mr. Bate and Dr. Archer, attended the 2007 Annual Meeting in person.

Director Independence

        In March 2008, the Board determined that all of our Directors, other than Mr. Bonney, our President and Chief Executive Officer, satisfied the independence requirements of The Nasdaq Global Market, or Nasdaq, and the independence requirements of our Amended and Restated Corporate Governance Guidelines. In addition, our Audit Committee, Compensation Committee, and Governance Committee consist solely of independent directors, as defined by Nasdaq. The members of our Audit Committee also meet the additional SEC and Nasdaq independence and experience requirements applicable specifically to members of the Audit Committee. In addition, all of the members of our Compensation Committee are "non-employee directors" within the meaning of the rules of Section 16 of the Securities Exchange Act and "outside directors" for purposes of Section 162(m) of the Code.

Lead Director

        Our Board has considered the issue of Board leadership and has concluded that having a rotating Lead Director is the best structure to address the Board's needs. Mr. Bate is currently the Lead Director.

Audit Committee

        The functions of the Audit Committee are as set forth in the Amended and Restated Audit Committee Charter, which can be viewed on our website at www.cubist.com. The members of the Audit Committee are Mr. Singleton, the Chair of the Committee, and Messrs. Bate and Soeters, who were also the members of this committee during 2007. The Board has determined that Messrs. Bate and Singleton are financial experts.

        The Audit Committee is required to pre-approve all audit and non-audit services performed by the Company's independent registered public accounting firm in order to assure that the provision of such services does not impair the auditor's independence. Unless a type of service to be provided has received general pre-approval from the Audit Committee, it requires specific pre-approval in each instance by the Audit Committee. Any proposed services exceeding pre-approved cost levels generally require specific pre-approval by the Audit Committee.

Compensation Committee

        The functions of the Compensation Committee are as set forth in the Compensation Committee Charter, which can be viewed on our website at www.cubist.com. The members of the Compensation Committee are Dr. Wood, the Chair of the Committee, Mr. Maupay and Dr. Martin, who were also members of the Compensation Committee in 2007. Dr. Archer also served on the Compensation Committee until his resignation from the Board in September 2007. Compensation Committee members are appointed by the Board upon recommendation of the Governance Committee.

        The purposes of the Compensation Committee are to generally oversee the Company's compensation philosophy and policies, to ensure that compensation decisions represent sound fiscal policy and enable the Company to attract, motivate and retain highly qualified personnel, to advise the Board on, and to facilitate the Board's oversight of, the compensation of the Board, the CEO and other Executive Officers, to produce an annual report of the Compensation Committee, to review the Compensation Discussion and Analysis, and, if appropriate, to recommend inclusion of the Compensation Discussion and Analysis in the Company's Proxy Statement and, by incorporation, its Annual Report on Form 10-K, each to be filed with the SEC. The Compensation Committee acts pursuant to a Compensation Committee Charter which it reviews and reassesses annually, making such changes as it deems necessary or appropriate.

        The Compensation Committee has the authority to select, retain and terminate compensation consultants, obtain advice from outside advisors in order to design compensation programs that are strategically appropriate and cost-effective, stay informed on compensation trends, compare the Company's compensation to the marketplace, and work with management to understand key compensation issues. In 2007, the Compensation Committee engaged PM&P to advise it with respect to base salaries, annual performance awards and long-term incentives for executive officers at companies comparable to ours.

        The Compensation Committee has the responsibility to make at least an annual report to the full Board, annually review and recommend to the Board goals and objectives for the Company and CEO, annually evaluate CEO performance and discuss such evaluation with the full Board, recommend to the full Board appropriate compensation for the CEO (the full Board sets CEO compensation), review performance and total compensation of the Executive Officers of the Company with the CEO, oversee the administration of the Company's stock option plans, recommend to the Board the total compensation for the Board (the full Board ultimately approves Board compensation), annually review all compensation related matters outside the ordinary course, including employment contracts, change-in-control provisions and severance arrangements, and approve any perquisites. The Compensation Committee delegates authority to the CEO to grant stock options (subject to a maximum amount) to employees of the Company from time to time in recognition of significant results or achievement.

Governance Committee

        The functions of the Governance Committee are as set forth in the Governance Committee Charter, which can be viewed on our website at www.cubist.com. The members of the Governance Committee are Mr. Maupay, the Chair of the Committee, Dr. Grégoire and Mr. Soeters, who were also the members of this committee during 2007.

Scientific Affairs Committee

        The functions of the Scientific Affairs Committee are as set forth in the Scientific Affairs Committee Charter which can be viewed on our website at www.cubist.com. The members of the Scientific Affairs Committee are Dr. Martin, the Chair of the Committee, and Drs. Rosenberg and Grégoire, who were also members of this committee in 2007. Dr. Archer also served on the Scientific Affairs Committee until his resignation from the Board in September 2007.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

        We have adopted Corporate Governance Guidelines, which we refer to as the Guidelines, which are available on our website at www.cubist.com and which are also available in print to any stockholder who requests them from the Company's Secretary. The Board believes that sound governance practices and policies provide an important framework to assist it in fulfilling its duties to stockholders and relies on the Guidelines to provide that framework. The Guidelines were adopted by the Board to ensure that the Board is independent from management, and that the Board adequately performs its functions as the overseer of management. They were also adopted to ensure that the interests of the Board and management align with the interests of our stockholders.

Code of Conduct and Ethics

        We also have adopted a Code of Conduct and Ethics, which is available on our website at www.cubist.com and is also available in print to any stockholder who requests it. Our Code of Conduct and Ethics is applicable to all Directors, Executive Officers and employees and embodies our principles and practices relating to the ethical conduct of our business and our long-standing commitment to honesty, fair dealing and full compliance with all laws affecting our business.

        The Board has established a means for employees to anonymously report a violation or suspected violation of the Code of Conduct and Ethics, including those violations relating to accounting, internal accounting controls or auditing matters.

Director Qualifications

        The Governance Committee requires that Directors possess personal and professional ethics, integrity and values, and are committed to representing the interests of our stockholders. Directors must have an inquisitive and objective perspective, practical wisdom and mature judgment. We endeavor to have a Board representing diverse experience at policy-making levels in business, healthcare, education and technology, and in areas that are relevant to our activities. Directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and they should be committed to serving on the board for an extended period of time. The Governance Committee and the Company have developed a director orientation program for new Directors, which is implemented by members of our management team.

Director Nomination Process

        In addition to considering candidates suggested by stockholders, the Governance Committee considers potential candidates recruited by the Company, recommended by our Directors, Executive

Officers and employees, and recommended by stockholders or others outside the Company. The Governance Committee considers all candidates in the same manner regardless of the source of the recommendation.

        Nominations of persons for election to the Board may be made at a meeting of stockholders (a) by or at the direction of the Board or (b) by any stockholder who is a stockholder of record at the time of giving of notice for the election of Directors at the Annual Meeting of Stockholders and who complies with the notice procedures set forth below. Such nominations, other than those made by or at the direction of the Board, shall be made pursuant to timely notice in accordance with our By-Laws and as further described below under the heading "Stockholder Proposals and Board Candidates" in writing to the Secretary of Cubist Pharmaceuticals, Inc. at 65 Hayden Avenue, Lexington, Massachusetts 02421.

        The stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a Director, all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act (including such person's written consent to being named in the proxy statement as a nominee and to serving as a Director if elected) and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the books of Cubist, of such stockholder, and (ii) the class and number of shares of Cubist that are beneficially owned by such stockholder. In addition to the requirements set forth above, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act and the rules and regulations thereunder. The Director nominees for election at the 2008 Annual Meeting were recommended by the Governance Committee and were nominated by the Board. To date, Cubist has not received any stockholder nominations for the 2008 Annual Meeting.

Stockholder Communications

        Stockholders may send general communications to our Board, including stockholder proposals, recommendations for Board candidates, or concerns about Cubist's conduct. These communications may be sent to any Director, including members of the Audit Committee, in care of: Secretary, Cubist Pharmaceuticals, Inc., 65 Hayden Avenue, Lexington, Massachusetts 02421. All communications will be reviewed by the Secretary and, unless otherwise indicated in such communication, submitted to the Board or an individual Director, as appropriate.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The members of our Compensation Committee during 2007 were Drs. Wood, Archer and Martin and Mr. Maupay. None of these Committee members is or has ever been an officer or employee of the Company. To our knowledge, there were no other relationships involving members of the Compensation Committee or our other directors which require disclosure in this Proxy Statement as a Compensation Committee interlock.

TRANSACTIONS WITH RELATED PERSONS

        In accordance with our written Governance Committee Charter, our Governance Committee is responsible for reviewing and pre-approving or ratifying the terms and conditions of all transactions that would be considered related party transactions pursuant to SEC rules. Any such transaction must be approved by our Governance Committee prior to Cubist entering into the transaction and must be on terms no less favorable to Cubist than could be obtained from unrelated third parties. A report is made to our Governance Committee annually disclosing all related parties that are employed by us and related parties that are employed by other companies with which we had a material relationship during that year, if any. No reportable transactions occurred during fiscal 2007.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act requires our Executive Officers, Directors and greater-than-ten-percent stockholders to file initial reports of beneficial ownership and changes in beneficial ownership of our securities. As a practical matter, we assist our Directors and Executive Officers by monitoring transactions and completing and filing Section 16 forms on their behalf. Based solely on information provided to us by our Directors and Executive Officers, we believe that, during 2007, all such parties complied with all applicable filing requirements except for a Form 4 covering a stock option exercise by Dr. Martin. Dr. Martin exercised the stock option on August 31, 2007 and the Form 4 was filed on September 10, 2007.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has selected PricewaterhouseCoopers LLP, an independent registered public accounting firm, to examine the financial statements of Cubist for the fiscal year 2008. That selection was ratified by our Board, and our stockholders are being asked to ratify that selection at our 2008 Annual Meeting. For 2007, in addition to audit services, PricewaterhouseCoopers LLP provided tax advisory services to Cubist. The Audit Committee has considered whether the provision of these additional services is compatible with maintaining the independence of PricewaterhouseCoopers LLP. We understand the need for PricewaterhouseCoopers LLP to maintain objectivity and independence in its audit of our financial statements. To minimize relationships that could appear to impair the objectivity of PricewaterhouseCoopers LLP, our Audit Committee has restricted the non-audit services that PricewaterhouseCoopers LLP may provide to us primarily to tax services and merger and acquisition due diligence and audit services. The Audit Committee pre-approved all services provided by PricewaterhouseCoopers LLP for 2007 and 2006.

        The aggregate fees billed for professional services by PricewaterhouseCoopers LLP for 2007 and 2006 for these various services were:

Types of Fees	2006	2007
Audit Fees(1)	$622,780	$659,700
Audit-Related Fees(2)	44,326	30,600
Tax Fees(3)	521,975	436,808
All Other Fees(4)	1,500	1,500

Total	$1,190,581	$1,128,608

(1)
Audit Fees consist of fees for professional services for the audit of Cubist's consolidated financial statements and internal control over financial reporting included in our Annual Report on Form 10-K, the review of the interim financial statements included in our Quarterly Reports on Form 10-Q, and for services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)
Audit-Related Fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of Cubist's financial statements and which are not reported under "Audit Fees."

(3)
Tax Fees consist of fees for tax compliance and tax advice services relating to federal and state tax return preparation, a Massachusetts state tax audit, and other strategic tax advice.

(4)
All Other Fees are billed by PricewaterhouseCoopers LLP to Cubist for any services not included in the first three categories.

REPORT OF THE AUDIT COMMITTEE(1)

        In fulfilling its oversight responsibility, the Audit Committee reviewed and discussed the Company's audited 2007 year-end financial statements with management and with PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm. The Committee discussed with the independent registered public accounting firm the matters to be discussed by Statement of Auditing Standards No. 61. In addition, the Committee received from the independent registered public accounting firm, written disclosure and the letter required by Independence Standards Board Standard No. 1 and the information required under Regulation S-X Rule 2-07 of the Securities Act. The Committee also discussed with the independent registered public accounting firm the auditors' independence from management and the Company, including a review of audit and non-audit fees and the matters covered by the written disclosures and letter provided by the independent registered public accounting firm.

        The Committee discussed with Cubist's independent registered public accounting firm the overall scope and plans for the audit. The Committee met with the independent registered public accounting firm, with and without management present, to discuss the results of its audits and reviews, its evaluations of Cubist and its personnel, the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee also met with the Company's internal auditors, Vitale, Caturano & Company, Ltd., and with the Company's Chief Compliance Officer, in each case, with and without management present.

        Based on the reviews and discussions referred to above, the Committee reviewed and recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2007, for filing with the SEC.

Audit Committee Matthew Singleton, Chairman Kenneth Bate Martin Soeters

April 2, 2008

(1)
Notwithstanding anything to the contrary set forth in any of Cubist's previous filings under the Securities Act or the Securities Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the Report of the Audit Committee shall not be incorporated by reference into any such filings.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nominees for Election as Directors

        Our Board is divided into three classes, with one class of Directors elected each year at the Annual Meeting of Stockholders for a three-year term of office. All Directors of a class hold their positions until the Annual Meeting of Stockholders at which their terms of office expire and until their successors have been duly elected and qualified.

        The term of office of the current Class III Directors will expire at the 2008 Annual Meeting. The current Class III Directors are Drs. Rosenberg and Wood and Mr. Singleton.

        The Board has nominated Drs. Rosenberg and Wood and Mr. Singleton for re-election as Class III Directors to hold office until the 2011 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified. In the event that any of the nominees shall be unable or unwilling to serve as a Director, the Board shall reserve discretionary authority to vote for a substitute or substitutes. The Board has no reason to believe that any of the nominees will be unable or unwilling to serve. Proxies cannot be voted for any persons other than the nominees.

Vote Required

        The affirmative vote of a plurality of the shares of common stock present or represented and entitled to vote at the 2008 Annual Meeting, in person or by proxy, is required for the election of each of the nominees.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS
VOTE "FOR" THE DIRECTOR NOMINEES IDENTIFIED IN PROPOSAL NO. 1

PROPOSAL NO. 2

ADOPTION AND APPROVAL OF AN AMENDMENT TO OUR
AMENDED AND RESTATED 2000 EQUITY INCENTIVE PLAN

        In March 2008, the Board approved an amendment, subject to stockholder approval, of our EIP to increase the number of shares reserved for issuance under the EIP by 2,000,000 shares of common stock, bringing the total number of shares reserved for issuance under the EIP to 13,535,764. If approved by our stockholders, the amendment of the EIP will be effected through an amendment and restatement of the EIP, a copy of which is attached as Appendix A to this Proxy Statement. Officers, employees and consultants of Cubist and our subsidiaries and affiliates are eligible to receive awards under the EIP.

        As of April 14, 2008, approximately 2,869,868 shares were available for issuance under the EIP and approximately 498 persons were eligible to participate in the EIP. On April 14, 2008, the closing price of our common stock was $19.89 per share. The number of shares available for issuance under the EIP set forth in the preceding sentence does not include the 2,000,000 shares that would be added to the EIP if this proposal is approved by our stockholders.

        The amendment to the EIP is being submitted for approval to our stockholders in accordance with the requirements of The Nasdaq Stock Market, Inc. and to qualify certain plan awards under Section 162(m) of the Code. The EIP is the only stock-based incentive plan under which we make awards of stock-based compensation to officers, employees and consultants.

Summary of the EIP

        The following description of certain provisions of the EIP is intended as a summary of such provisions and does not purport to be a complete statement of such provisions or of the EIP or its operation; and such description is qualified in its entirety by reference to the provisions of the EIP and to the forms of agreements evidencing awards made under the EIP.

        Purpose.    The purpose of the EIP is to encourage stock ownership by officers, employees and consultants of Cubist and its subsidiaries and to provide additional incentive for them to promote the success of our business through the granting of the following types of stock-based awards: (a) nonstatutory stock options, (b) stock grants, (c) restricted stock and (d) restricted stock units.

        Eligibility.    Awards under the EIP may be granted only to officers, employees or consultants of Cubist or any of its subsidiaries. In no event may the number of shares of common stock covered by awards under the EIP to any one person in any calendar year exceed 500,000 shares of common stock.

        Administration.    The EIP is administered by the Compensation Committee. The members of the Compensation Committee consist of directors who are "non-employee directors" within the meaning of Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act, "outside directors" for purposes of Section 162(m) of the Code, and "independent directors" for purposes of The Nasdaq Stock Market Rule 4200.

        Subject to the provisions of the EIP, the Compensation Committee has complete authority to interpret the EIP, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective award agreements, and to make all other determinations deemed necessary or advisable by it for the administration of the EIP. Subject to the provisions of the EIP, the

Compensation Committee also has complete authority, in its discretion, to make or select the manner of making the following determinations with respect to awards of equity-based compensation under the EIP: (a) the officers, employees or consultants to be granted such awards, (b) the respective grant dates of any such awards, (c) the number of shares of common stock subject to such awards, (d) the respective exercise prices of options or purchase prices of any other type of award, (e) the option term, (f) the respective exercise dates of options or, if any option is immediately exercisable in full on its grant date or if the exercisability of the option is accelerated in whole or in part at any time following the grant date, the vesting schedule applicable to the shares of common stock that may be purchased upon exercise of such option, (g) the vesting schedule and other restrictions on awards of restricted stock and restricted stock units, (h) the effect termination of employment, consultancy or association with Cubist on the subsequent exercisability of a option or the recipient's retention of any other type of award, and (i) the extent to which awards may be transferred to third parties. Each determination, interpretation, or other action made or taken pursuant to the provisions of the EIP by the Compensation Committee is conclusive. Additionally, the Compensation Committee may delegate to the CEO the authority to make awards under the EIP to non-officer employees and consultants in accordance with the guidelines established by the Compensation Committee or the Board. The Board of Directors may at any time, in its discretion, take over any or all functions of the administration of the EIP.

        Shares Subject to the EIP.    If approved by our stockholders, the number of shares reserved for issuance under the EIP will increase by 2,000,000 shares, bringing the total number of shares reserved for issuance under the EIP to 13,535,764.

        Share Counting.    We have designed the EIP to allow for flexibility in the range of awards that can be granted and to minimize the dilutive effect of stock grants and awards of restricted stock and restricted stock units. Accordingly, the EIP provides that awards of stock options will reduce the number of shares of common stock available for awards under the EIP by one share for every share so awarded, and stock grants and awards of restricted stock and restricted stock units will reduce the number of shares of common stock available for awards under the EIP by two shares for every share so awarded. For example, if we award 100 shares of restricted stock, we would reduce the number of shares reserved for issuance under the EIP by 200 shares.

        Share Adjustments.    The maximum number of and kind of shares or other securities reserved for issuance under the EIP, the number of shares of common stock or other securities (or cash) subject to each outstanding award under the EIP, the exercise price of each share or unit subject to then outstanding options, and the repurchase price of each share of restricted stock then subject to a risk of forfeiture (as defined in the EIP) in the form of a company repurchase right, will be proportionately adjusted for (i) any increase, decrease, or exchange for a different number or kind of shares or other securities or property (including cash), and (b) the distribution of additional shares or new or different shares or other securities or property (including cash) with respect to or in exchange for shares of common stock or other securities upon the merger, consolidation, sale of all or substantially all of the property or assets of the company, the sale of all of our outstanding stock, or the reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to shares of our common stock, or other securities.

        Prohibition on Repricing without Stockholder Approval.    The EIP provides that awards outstanding under the EIP may not be repriced without the approval of a majority of the then outstanding shares of our common stock. For this purpose, the EIP provides that the term "repricing" means any of the following or any other action that has the same effect: (a) lowering the exercise price of a stock option after it is granted, (b) buying-out an outstanding stock option at a time when its exercise price exceeds the fair market value of our common stock for cash or shares, (c) any other action that is treated as a repricing under generally accepted accounting principles, or (d) canceling a stock option at a time when its exercise price exceeds the fair market value of our common stock in exchange for another stock option, restricted stock, restricted stock units, a stock grant or other equity of the Company, unless the cancellation and exchange occurs in connection with a Change in Corporate Control (as defined in the EIP).

        Stock Options.    Stock options entitle the holder to purchase shares of common stock during a specified period at a purchase price specified by the Compensation Committee (but at a price equal to at least 100% of the fair market value (as defined in the EIP) of the common stock on the grant date). The term of a stock option may not exceed 10 years. The exercisability of each option and its term (subject to the 10-year term limit) are established by the Compensation Committee or by the CEO with respect to grants to non-officer employees and consultants in accordance with the guidelines established by the Compensation Committee or the Board. Options may be exercised in whole or in part by: (a) the payment by check or bank draft of the full exercise price of the shares of common stock purchased, (b) shares of common stock having a fair market value equal to the aggregate exercise price for the shares purchased, or (c) through a cashless exercise program established with a securities brokerage firm.

        Restricted Stock Units.    A restricted stock unit award is an award that represents the right to receive shares of our common stock at a future date, subject to satisfaction of service or other requirements, payable in cash or common stock. A restricted stock unit award is typically subject to vesting conditions and transfer restrictions. Awards of restricted stock units are subject to such terms and conditions as the Compensation Committee may determine in its discretion.

        Restricted Stock.    A restricted stock award is an award of shares of common stock that is typically subject to vesting conditions, also referred to as the "risk of forfeiture" (as defined in the EIP), and transfer restrictions. Awards of restricted stock are subject to such terms and conditions as the Compensation Committee may determine in its discretion. Except for restrictions on transfer and such other restrictions as the Compensation Committee may impose, recipients will have all the rights of a stockholder with respect to the restricted stock.

        Stock Grants.    A stock grant is an award of shares of common stock made to a recipient in recognition of his or her significant contributions to the success of Cubist or its subsidiaries. A stock grant may be made in lieu of compensation otherwise already due and in such other limited circumstances as the Compensation Committee deems appropriate. Stock grants will be made without forfeiture conditions of any kind and otherwise pursuant to such terms and conditions as the Compensation Committee may determine.

        Acceleration of Awards.    The Compensation Committee may accelerate the exercisability of or waive the right to forfeiture as to, any award in whole or in part at any time. Moreover, the EIP provides that upon a "Change in Corporate Control" (as defined in the EIP), (a) each outstanding option will immediately become fully exercisable, (b) each restricted stock unit will immediately vest in its entirety, and (c) the risk of forfeiture with respect to each award of restricted stock shall expire. A "Change in Corporate Control" includes, among other things, the acquisition by any third party (as defined below), directly or indirectly, of more than 25% of the common stock outstanding at the time, without the prior approval of our Board of Directors (a "Hostile Change in Corporate Control"). A "third party" for purposes of the foregoing means any person other than Cubist or a subsidiary or employee benefit plan or trust maintained by Cubist or any of its subsidiaries together with any of such person's "affiliates" and "associates" as defined in Rule 12b-2 under the Exchange Act. The Board of Directors, however, has the discretion to exclude any event, other than a Hostile Change in Corporate Control, from being deemed a Change in Corporate Control. A majority of the members of our incumbent board of directors prior to the acquisition has the discretion to exclude a Hostile Change in Corporate Control from being deemed a Change in Corporate Control. If the Board of Directors, or a majority of our incumbent directors prior to such Hostile Change in Corporate Control, as the case may be, exercises such discretion, outstanding options will not accelerate, restricted stock units will not vest in their entirety, and the risk of forfeiture with respect to awards of restricted stock shall not expire.

        Transferability.    Options, restricted stock units and awards of restricted stock that are subject to a risk of forfeiture under the EIP are not transferable, except by will or the laws of descent and distribution or except to the extent authorized and permitted by the Compensation Committee. In granting its authorization and permission to any proposed transfer of an option, restricted stock units or an award of restricted stock to a third party, the Compensation Committee may impose conditions or requirements that must be satisfied by the transferor or the third party transferee prior to or in connection with such transfer.

  Termination of Association with Cubist:

        Stock Options:    Unless otherwise determined by the Compensation Committee, if an optionee under the EIP ceases to be an employee or consultant of Cubist or its subsidiaries for any reason other than retirement after age 65 or death, any option held by such optionee or a permitted transferee of such optionee may only be exercised, if at all, by such optionee or such permitted transferee, as the case may be, at any time within 90 days after such cessation, but only to the extent exercisable at the time of such cessation and in no event after the expiration of the term of such option. If an optionee retires after age 65 or dies, any option held by such optionee or a permitted transferee of such optionee may be exercised by such optionee, such optionee's executor or administrator or such permitted transferee, as the case may be, at any time within the shorter of the term of such option or 12 months after the date of retirement or death, but only to the extent exercisable at retirement or death. Options that are not exercisable at the time of such cessation, or that are so exercisable but are not exercised within the time periods described above, terminate. Military or sick leave is not deemed a termination provided it does not exceed the longer of 90 days or the period during which the rights of the absent employee or consultant are guaranteed by statute or by contract.

        In the event that the applicable stock option agreement with respect to any option contains specific provisions governing the effect that any such cessation will have on the exercisability of such option or in the event that the Board of Directors or the Compensation Committee at any time adopt specific provisions governing the effect that any such cessation will have on the exercisability of such option, then such provisions will, to the extent they are inconsistent with the EIP, control and be deemed to supersede any conflicting provisions of the EIP.

        Restricted Stock Units:    Unless otherwise determined by the Compensation Committee (either at the time of grant or thereafter) and subject to the terms of the applicable award agreement, upon termination of employment or association with Cubist, all unvested shares of common stock subject to a restricted stock unit award shall be forfeited. Military or sick leave is not deemed a termination provided it does not exceed the longer of 90 days or the period during which the rights of the absent employee or consultant are guaranteed by statute or by contract.

        Restricted Stock:    Unless otherwise determined by the Compensation Committee (either at the time of grant or thereafter) and subject to the terms of the applicable award agreement, upon termination of employment or association with Cubist, a recipient of restricted stock shall forfeit all shares of restricted stock still subject to the risk of forfeiture or subject to return to or repurchase by Cubist. Military or sick leave is not deemed a termination provided it does not exceed the longer of 90 days or the period during which the rights of the absent employee or consultant are guaranteed by statute or by contract.

  Limitation of Rights in Stock:

        Subject to an Option.    An optionee has no rights as a stockholder merely by holding options which have not been exercised for shares of common stock.

        Subject to a Restricted Stock Unit.    A holder of a restricted stock unit has no rights as a stockholder with respect to shares of common stock covered by the restricted stock unit award, except to the extent that the restricted stock units have vested and the shares of common stock have been issued and delivered to the holder. If so provided pursuant to the terms of the award agreement, the holder of an award of restricted stock units will be entitled to receive, following the vesting of the award, payments equivalent to any dividends declared with respect to the shares underlying the award. Unless the award agreement otherwise provides, any such dividend equivalents shall be paid, if at all, without interest or other earnings.

        Subject to Awards of Restricted Stock.    A recipient of restricted stock shall have the rights of a stockholder, including the right to vote the shares and the right to receive any cash dividends. The Compensation Committee may, at the time of the award, permit or require the payment of cash dividends to be deferred and, if directed by the Compensation Committee, reinvested in additional restricted stock.

        Term and Termination of the EIP.    Awards under the EIP may not be granted later than December 15, 2010. The Board of Directors may, at any earlier time, terminate the EIP or make such modifications of the EIP as it shall deem advisable. No termination or amendment of the EIP which (a) reduces the number of shares of stock subject to awards, (b) increases the option price or the purchase price of restricted stock, or (c) changes the vesting schedule of options or restricted stock units or the risk of forfeiture for restricted stock, may, without the consent of any recipient of an award under the EIP, adversely affect the rights of the recipient under such award. However, notwithstanding anything in the EIP to the contrary, the consent of the recipient of an award to an amendment of the EIP or of the award shall not be required if the Board or Compensation Committee, as the case may be, determines in its sole discretion and prior to the date of any Change in Corporate Control that such amendment either is required or advisable in order for the Company, the EIP or the award to satisfy any law or regulation, including without limitation, the provisions of Section 409A of the Code and the regulations and other guidance issued thereunder, or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard.

New Plan Benefits

        Awards under the EIP will be granted at the sole discretion of the Compensation Committee or the CEO if, as permitted by the EIP, the Compensation Committee delegates authority to the CEO to make awards under the EIP to non-officer employees and consultants. Therefore, we cannot determine at this time either the persons who will receive awards under the EIP or the amount of any such awards. However, current benefits granted to the Named Executive Officers and all other employees would not have been increased if they had been made under the EIP as proposed to be amended. The Summary Compensation Table and the Grants of Plan-Based Awards in 2007 Fiscal Year table show the dollar value and the number of options, respectively, that were granted in 2007 to each of the Named Executive Officers.

Federal Tax Consequences to Cubist and to the Recipient of an Option, Stock Grants, Restricted Stock Units or Restricted Stock.

        The following summary is based on the provisions of the Code and applicable Treasury regulations, administrative rulings and judicial decisions construing the provisions of the Code. The Internal Revenue Code is subject to amendment, and to differing administrative or judicial interpretation. This summary describes only the principal tax consequences in the circumstances described and does not take into account special rules that might apply in limited cases (including, without limitation, an optionee or grantee that holds shares other than as a capital asset). This summary is intended for the information of stockholders considering how to vote and not as tax guidance to award recipients. Therefore, optionees and recipients of stock grants, restricted stock units and restricted stock under the EIP should therefore consult their own tax advisors as to the specific consequences under federal tax law in their particular circumstances, and under other tax laws, such as foreign, state or local tax laws, which are not addressed here.

        Grant of Options.    Optionees will not have to report any taxable income when they receive an option under the EIP.

        Exercise of Options.    Optionees generally will have to report taxable income upon the exercise of an option. If the exercise price is paid in cash, the optionee will be treated as receiving compensation income in an amount equal to the excess of the value of the shares on the date of exercise of the option over the exercise price. The basis in the shares for purposes of determining taxable gain or loss on any later sale, will then be equal to the exercise price plus the compensation income that was recognized.

        If the exercise price is paid by delivering shares that are already owned by the optionee, the exercise will be treated, in part, as a nontaxable exchange of shares. As in the case of a cash exercise, the optionee will be treated as receiving compensation income in an amount equal to the excess of the value of the shares received, as of the date of exercise of the option, over the exercise price. For the purpose of determining the basis and holding period of the shares received, however, those shares will be divided into two portions. A portion equal in value to the shares exchanged will have a basis equal to the basis of the shares delivered in satisfaction of the exercise price, and will have a holding period that includes the period for which the exchanged shares were held. The remaining shares will have a basis equal to the compensation income that was recognized, and a holding period beginning on the exercise date.

        In the case of a cashless exercise, the optionee will be treated as if he or she had paid the exercise price (and, if applicable, any amount of withholdings due with respect to the exercise) in cash, and had sold a portion of the shares received sufficient, after brokerage commissions, to fund the payment of the exercise price (and, if applicable, any withholdings). As in the case of a cash exercise, the optionee will be treated as receiving compensation income in an amount equal to the excess of the value of the shares received, as of the date of exercise of the option, over the exercise price, and the shares received will have an aggregate basis equal to the sum of the exercise price and the amount of such compensation income. The sale of the shares will generate a short-term capital gain or loss equal to the difference between the amount of cash raised in the sale and the adjusted basis of the shares sold (which will generally be equal to the fair market value of the shares on the exercise date).

        Stock Grants.    The recipient of a stock grant award will recognize compensation income at the date of issuance of the award in an amount equal to the fair market value of the shares at that date.

        Restricted Stock Units.    Upon an award of restricted stock units, the recipient will not have taxable income. When the restricted stock units vest, the fair market value of the vested shares of common stock will be ordinary income to the recipient. However, if any shares of common stock issued upon the vesting of restricted stock units are non-transferable and there is a substantial risk that such shares will be forfeited (for example, because the Compensation Committee conditions those shares on the performance of future services), the taxable event is deferred until either the risk of forfeiture or the restriction on transferability lapses. In this case, the participant may be able to make an election under Section 83(b) of the Code to be taxed upon receipt of the shares.

        Restricted Stock.    Upon an award of restricted stock, the recipient will not have taxable income unless he or she makes a valid election under Section 83(b) of the Code. However, as restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the recipient generally will recognize compensation income equal to the excess, if any, of the fair market value of the shares at the date such restrictions lapse over the purchase price, if any, paid for the restricted stock. If a purchaser makes a valid election under Section 83(b) with respect to restricted stock, he or she generally will recognize compensation income at the date of issuance of the restricted stock in an amount equal to the excess, if any, of the fair market value of the shares at that date over the purchase price, if any, paid for the restricted stock.

        Sale of Shares.    An award recipient also generally will have to report taxable gain or loss upon the sale or other disposition of the shares received. The amount of gain or loss realized will be measured by the difference between the amount received in the sale or other disposition and the holder's basis in the shares. Any such gain or loss will be a long-term capital gain or loss if the holder has held the shares for more than twelve months, and otherwise will be a short-term capital gain or loss.

        Company Deductions; Tax Withholding.    We will generally be entitled to deduct a compensation expense equal to the amount of compensation income recognized by an award recipient. We will also be required to report the amount of such compensation to the Internal Revenue Service and, in the case of grants made to an employee, to withhold income and employment taxes based on such compensation. The recipient of the award is responsible for ensuring that adequate funds are available to us for such withholding. If a recipient's withholding obligation with respect to a stock grant, restricted stock units or restricted stock is satisfied by the delivery of shares, the recipient will be treated as having sold such shares at their fair market value, giving rise to a long-term capital gain or loss if the shares have been held for more than twelve months, and otherwise giving rise to a short-term capital gain or loss. Any loss realized on such a transaction may be subject to disallowance under rules governing wash sales.

        Section 409A of the Code.    The EIP provides that the EIP and any awards under the EIP are intended to either be exempt from the application of Section 409A of the Code or meet the requirements of paragraphs (2), (3) and (4) of subsection (a) of Section 409A of the Code and the regulations and other guidance issued thereunder, to the extent applicable, and be operated in accordance with such requirements, so that any compensation payable under any award (including any dividends and dividend equivalents) shall not be included in income under Section 409A of the Code. The EIP provides that any ambiguities in the EIP shall be construed to effect this intent.

Vote Required

        The affirmative vote of the holders of a majority of the shares of Cubist common stock present in person or represented by proxy and entitled to vote at the 2008 Annual Meeting is required to approve the EIP.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS
VOTE "FOR" PROPOSAL NO. 2

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

        The Audit Committee has selected PricewaterhouseCoopers LLP, an independent registered public accounting firm, as the Company's independent registered public accounting firm for fiscal year 2008, and the Board has ratified such appointment. The Board has directed that management submit the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for ratification by the stockholders at the 2008 Annual Meeting.

        PricewaterhouseCoopers LLP, or its predecessor Coopers & Lybrand, has audited the Company's consolidated financial statements since the Company's inception in 1992. Representatives of PricewaterhouseCoopers are expected to be at the 2008 Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        Stockholder ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm is not required by our By-Laws or otherwise. However, the Board is submitting this selection to the stockholders for ratification as a matter of good corporate practice. In the event the stockholders fail to ratify the selection of PricewaterhouseCoopers LLP, the Audit Committee will not be required to replace PricewaterhouseCoopers LLP as our independent registered public accounting firm. In the event of such a failure to ratify, the Audit Committee and the Board will reconsider whether or not to retain that firm for future service. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time if the Audit Committee determines that such a change would be in our and our stockholders' best interests.

Vote Required

        The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the 2008 Annual Meeting is required to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS
VOTE "FOR" PROPOSAL NO. 3

TAX ADVICE

        Internal Revenue Service regulations provide that, for the purpose of avoiding certain penalties under the Code, taxpayers may rely only upon opinions of counsel that meet specific requirements set forth in the regulations, including a requirement that such opinions contain extensive factual and legal discussion and analysis. Any tax advice that may be contained in this document does not constitute an opinion that meets the requirements of the regulations. Any such tax advice therefore cannot be used, and was not intended or written to be used, for the purpose of avoiding any federal tax penalties that the IRS may attempt to impose. Because such tax advice could be viewed as a "marketed opinion" under IRS regulations, those regulations required this document to state that any such tax advice was written to support the "promotion or marketing" of the matters set forth in this document.

STOCKHOLDER PROPOSALS AND BOARD CANDIDATES

        The Company's By-Laws set forth the procedures a stockholder must follow to nominate a director or to bring other business before a stockholders meeting. For stockholders who wish to nominate a candidate for director at the 2009 Annual Meeting of Stockholders, or the 2009 Annual Meeting, the Company must receive the nomination not less than 90 days or more than 120 days prior to the meeting. In the event a stockholder is given less than 100 days' prior notice of the meeting date (whether by notice mailed to the stockholder or through public disclosure), to be timely, the stockholder's notice of nomination must be received no later than the close of business on the seventh day following the day on which notice of the meeting date was mailed or publicly disclosed.

        If a stockholder wishes to bring matters other than proposals that will be included in the proxy materials before the 2009 Annual Meeting, the Company must receive notice within the timelines described above for director nominations. If a stockholder who wishes to present a proposal fails to notify the Company in time, that stockholder will not be entitled to present the proposal at the meeting. If, however, notwithstanding the requirements of our By-Laws, the proposal is brought before the meeting, then under the SEC's proxy rules, the proxies the Company solicits with respect to the 2009 Annual Meeting will confer discretionary voting authority with respect to the stockholder's proposal on the persons selected to vote the proxies. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules.

        If, in the alternative, a stockholder wishes to bring a proposal intended for inclusion in the Company's proxy materials to be furnished to all stockholders entitled to vote at the 2009 Annual Meeting, the Company must receive notice pursuant to SEC Rule 14a-8 no later than January 1, 2009.

        It is suggested that stockholders submit their proposals either by courier or Certified Mail—Return Receipt Requested.

        Please address your proposals to our Secretary at Cubist Pharmaceuticals, Inc., 65 Hayden Avenue, Lexington, MA 02421. Proposals must satisfy the procedures set forth in Rule 14a-8 under the Securities Exchange Act.

OTHER BUSINESS

        The Board knows of no other business to be acted upon at the 2008 Annual Meeting. However, if any other business properly comes before the 2008 Annual Meeting, it is the intention of the persons named in the proxy to vote on such matters in accordance with their judgment.

        The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the 2008 Annual Meeting, please sign the proxy and return it, or vote by telephone or on the Internet by following the instructions on the proxy card.

Appendix A

CUBIST PHARMACEUTICALS, INC.

AMENDED AND RESTATED
2000 EQUITY INCENTIVE PLAN

        (Adopted by the Board of Directors on December 15, 2000, and amended and restated by the Board of Directors on March 5, 2002, and effective upon ratification and approval by the stockholders of the Company on June 13, 2002. First Amendment effective upon approval by the Board of Directors on August 5, 2005. Amended and restated again by the Board of Directors on March 10, 2008 and April 9, 2008, with such amendments that require approval by the stockholders of the Company subject to ratification and approval by the stockholders of the Company.)

        The options granted under this Amended and Restated 2000 Equity Incentive Plan are not intended to be treated as "incentive stock options" within the meaning of Section 422 of the Code.

        1.    Definitions.    As used in this Amended and Restated 2000 Equity Incentive Plan of Cubist Pharmaceuticals, Inc., the following terms shall have the following meanings:

          1.1.    Accelerate, Accelerated, and Acceleration, when used with respect to an Option, means that as of the relevant time of reference such Option will become exercisable with respect to some or all of the shares of Stock for which it was not then otherwise exercisable by its terms and, when used with respect to Restricted Stock, means that the Risk of Forfeiture otherwise applicable to such Restricted Stock shall expire with respect to some or all of such Restricted Stock, and when used with respect to a Restricted Stock Unit Award, means that as of the relevant time of reference such Restricted Stock Unit Award will become vested with respect to some or all of such Restricted Stock Units for which it was not then otherwise vested by its terms.

          1.2    Award means the grant or sale pursuant to the Plan of Restricted Stock, Restricted Stock Units, Stock Grants or Options.

          1.3.    Award Agreement means an agreement between the Company and the recipient of an Award, setting forth the terms and conditions of an Option or of a grant or sale of Restricted Stock, Restricted Stock Units or of a Stock Grant.

          1.4.    Board means the Company's Board of Directors.

          1.5.    Change in Corporate Control means (1) the closing of (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which Shares would be converted into cash, securities or other property, other than a merger or consolidation in which the holders of Stock immediately prior to the merger or consolidation will have the same proportionate ownership of common stock of the surviving corporation immediately after the merger or consolidation as before the merger or consolidation, or (B) any sale, lease, exchange, or other transfer in a single transaction or a series of related transactions of all or substantially all of the assets of the Company, or (2) the date on which any "person" (as defined in Section 13(d) of the Exchange Act), other than the Company or a Subsidiary or employee benefit plan or trust maintained by the Company or any of its Subsidiaries shall become (together with its "affiliates" and "associates," as defined in Rule 12b-2 under the Exchange Act) the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of

  100% of the Stock outstanding at the time, with the prior approval of the Board, or (3) a Hostile Change in Corporate Control.

          1.6.    Code means the United States Internal Revenue Code of 1986, as amended.

          1.7.    Company means Cubist Pharmaceuticals, Inc., a Delaware corporation.

          1.8.    Compensation Committee means a committee comprised of two or more Outside Directors, appointed by the Board, and vested by the Board with the power and authority to administer the Plan in accordance with the provisions of Section 5.

          1.9.    Exchange Act means the Securities Exchange Act of 1934, as amended.

          1.10.    Fair Market Value means on any date (i) if the Stock is traded on a stock exchange, the closing price on the date in question or, if no trades were reported on such date, the closing price on the most recent trading day preceding such date on which a trade occurred, and (ii) if the Stock is not traded on a stock exchange, the value of a Share on such date as determined by the Board or the Compensation Committee.

          1.11.    Grant Date means the date as of which an Option is granted.

          1.12.    Holder means, with respect to any Award, (i) the person to whom such Award shall have been granted under the Plan, or (ii) any transferee of such Award to whom such Award shall have been transferred in accordance with the provisions of Sections 7.7, 8.3(e), 8.3(f) or 8.4(d).

          1.13.    Hostile Change in Corporate Control means the date on which any "person" (as defined in Section 13(d) of the Exchange Act), other than the Company or a Subsidiary or employee benefit plan or trust maintained by the Company or any of its Subsidiaries shall become (together with its "affiliates" and "associates," as defined in Rule 12b-2 under the Exchange Act) the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 25% of the Stock outstanding at the time, without the prior approval of the Board.

          1.14.    Incentive Option means an "incentive stock option" within the meaning of Section 422 of the Code.

          1.15.    Incumbent Directors means, in the case of a Hostile Change in Corporate Control, those individuals who were members of the Company's Board of Directors immediately prior to such Hostile Change in Corporate Control.

          1.16.    Option means an option granted under the Plan to purchase Shares.

          1.17.    Option Price means the price paid by an Optionee for a Share upon exercise of an Option.

          1.18.    Optionee means a person eligible to receive an Option, to whom an Option shall have been granted under the Plan.

          1.19.    Outside Director shall mean a member of the Board who is not an officer, employee or consultant of the Company or any Subsidiary.

          1.20.    Plan means this Amended and Restated 2000 Equity Incentive Plan of the Company, as amended from time to time.

          1.21.    Restricted Stock means an Award pursuant to Section 8 below of shares of Stock subject to restrictions or other forfeiture conditions.

          1.22.    Restricted Stock Units means an Award pursuant to Section 8 below of the right to receive Shares upon attainment of vesting conditions set forth in the Award Agreement.

          1.23.    Restriction Period means the period established by the Compensation Committee and set forth in the applicable Award Agreement during which the Risk of Forfeiture applicable to shares of Restricted Stock remains in effect.

          1.24.    Risk of Forfeiture means a limitation on the right of the Holder to retain an Award of Restricted Stock, including a right for the Company to reacquire the Shares at less than their then Fair Market Value, arising because of the occurrence or non-occurrence of specified events or conditions.

          1.25.    Retirement means, with respect to any Optionee that is an employee of the Company, the voluntary retirement of such Optionee as an employee of the Company at any time after age 65 or such earlier age as the Compensation Committee shall determine.

          1.26.    Secondary NIC means secondary national insurance contributions as defined in the SSCBA.

          1.27.    Securities Act means the United States Securities Act of 1933, as amended.

          1.28.    Shares means shares of Stock.

          1.29.    SSCBA means the Social Security Contributions and Benefit Act 1992 of the United Kingdom.

          1.30.    Stock means common stock, $.001 par value per share, of the Company.

          1.31.    Stock Equivalent means as of the date in question, any securities of the Company exercisable, exchangeable or convertible into shares of Stock.

          1.32.    Stock Grant means an Award pursuant to Section 9 below of shares of Stock not subject to restrictions or other forfeiture conditions.

          1.33.    Subsidiary means any corporation which qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" in Section 424(f) of the Code.

          1.34.    UK Option means an Option granted to an employee of the UK Subsidiary who is a resident of the United Kingdom or any Option giving rise to the UK Subsidiary's liability for Secondary NIC.fm]

          1.35.    UK Subsidiary means Cubist Pharmaceuticals (UK) Ltd., a company organized under the laws of Wales and England.

        2.    Purpose.    This Plan is intended to encourage ownership of Stock by officers, employees and consultants to the Company and its Subsidiaries and to provide additional incentives for them to promote the success of the Company's business. The Plan is not intended to be an incentive stock option plan within the meaning of Section 422 of the Code. None of the Options granted hereunder will be Incentive Options.

        3.    Term of the Plan.    Awards may be granted hereunder at any time in the period commencing upon the effectiveness of the Plan pursuant to Section 19 and ending on December 15, 2010.

        4.    Stock Subject to the Plan.    Subject to the provisions of Section 13 of the Plan, at no time shall the number of Shares issued pursuant to or subject to outstanding Awards granted under the Plan exceed 13,535,764 Shares. The Shares of Stock to be issued under the Plan, will be made available, at the discretion of the Compensation Committee, from authorized but unissued Shares or Shares held by the Company in its treasury. Options awarded shall reduce the number of Shares available for Awards by one Share for every Share so awarded. Each Stock Grant Award and each Award of Restricted Stock or Restricted Stock Units shall reduce the number of Shares available for Awards by two Shares for every one Share so awarded. If any Option expires, terminates or is cancelled for any reason without having been exercised in full, or if any Award other than an Option is forfeited by the recipient or repurchased by the Company at less than its Fair Market Value, the Shares not purchased by the Optionee or forfeited by the recipient or repurchased by the Company shall again be available for Awards to be granted under the Plan.

        5.    Administration.    Subject to the provisions set forth below in this Section 5, the Plan shall be administered by the Compensation Committee. Subject to the provisions of the Plan, the Compensation Committee shall have complete authority, in its discretion, to make or to select the manner of making all needful determinations with respect to each Award to be granted by the Company in addition to any other determination allowed the Compensation Committee under the Plan, including: (a) the officer, employee or consultant to receive such Award; (b) whether the Award will be an Option, Restricted Stock, Restricted Stock Unit or Stock Grant, (c) the time of granting the Award; (d) the number of Shares subject to the Award; (e) the Option Price of any Option or purchase price of any other Award; (f) the option period of any Option; (g) the exercise date or dates or, if the Option is immediately exercisable in full on its Grant Date or if the exercisability of the Option is accelerated by the Compensation Committee in whole or in part at any time following its Grant Date, the vesting schedule, if any, applicable to the Shares issuable upon the exercise of the Option; (h) the Restriction Period and the terms of the Risk of Forfeiture applicable to an Award of Restricted Stock; (i) the vesting schedule applicable to an Award of Restricted Stock Units; (j) the effect of termination of employment, consulting or association with the Company on the subsequent exercisability of the Option or the recipient's retention of any Award; and (k) whether the Option, Restricted Stock or Restricted Stock Units may be transferred by the Holder to a third party. In making such determinations, the Compensation Committee may take into account the nature of the services rendered by the respective officers, employees and consultants, their present and potential contributions to the success of the Company and its Subsidiaries, and such other factors as the Compensation Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Compensation Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Compensation Committee's determinations on the matters referred to in this Section 5 shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Award made pursuant hereto. Notwithstanding anything expressed or implied in the Plan to the contrary, (i) at any time and on any one or more occasions, the Board may itself exercise any of the powers and responsibilities assigned to the Compensation Committee under the Plan and when so acting shall have the benefit of all of the provisions of this Plan pertaining to the Compensation Committee's exercise of its authorities hereunder, and (ii) in compliance with applicable law, the

Compensation Committee may delegate to the Chief Executive Officer of the Company the authority to make Awards under the Plan to employees who are not officers, and to consultants who are not officers, in accordance with guidelines established by the Compensation Committee or the Board at any time and from time to time.

        6.    Eligibility.    An Award may be granted only to an employee, officer or consultant of one or more of the Company and its Subsidiaries. In no event shall the number of Shares covered by Options or other Awards granted under the Plan to any one person in any one calendar year exceed 500,000, as may be adjusted from time to time in accordance with Section 13.

        7.    Options.

          7.1.    Time of Granting Options.    The granting of an Option shall take place at the time specified by the Compensation Committee. Only if expressly so provided in the applicable Award Agreement shall the Grant Date be the date on which an Award Agreement shall have been duly executed and delivered by the Company and the Optionee.

          7.2.    Option Price.    The Option Price under each Option shall be determined by the Compensation Committee, provided that each Option granted to an Optionee under this Section 7 shall have an Option Price equal to at least 100% of the Fair Market Value of the Stock on the applicable Grant Date.

          7.3.    Option Period.    The option period for any Option granted pursuant to this Section 7 shall be no longer than ten years from the Grant Date.

          7.4.    Vesting.    An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Compensation Committee may determine. Notwithstanding anything in this Section 7 or any applicable Award Agreement to the contrary, in the case of an Option not otherwise immediately exercisable in full, the Compensation Committee may Accelerate the exercisability of such Option in whole or in part at any time. In the event that the Compensation Committee Accelerates the exercisability of any Option in whole or in part at any time, the Compensation Committee may require as a condition precedent to the effectiveness of any such Acceleration that the holder of such Option shall enter into a written agreement with the Company providing, among other things, that the Shares subject to such Option shall, following their issuance upon exercise of such Option, be subject to a repurchase option in favor of the Company upon such terms as the Compensation Committee shall determine in its sole and absolute discretion.

          7.5.    UK Option.    To the extent that it is lawful to do so, a UK Option may be granted subject to a condition that any liability of the UK Subsidiary (as employer of the relevant Optionee) to pay Secondary NIC in respect of the exercise of such UK Option shall be the liability of the relevant Optionee and payable by or recoverable from that Optionee in accordance with Section 12(c) of this Plan, provided that the Compensation Committee may in its discretion at any time or times release the Optionee from this liability or reduce his liability hereunder unless an election in the form envisaged in Paragraph 3B(1) of Schedule 1 to SSCBA has been entered into between the UK Subsidiary and that Optionee and that election (or the legislation which provides for such an election to be effective) does not allow for such an election to be subsequently varied.

          7.6.    Termination of Association with the Company.    Unless the Compensation Committee shall provide otherwise with respect to any Option, if an Optionee ceases to be an employee or consultant of the Company and its Subsidiaries for any reason other than Retirement or death of such Optionee, any Option held by such Optionee and/or any subsequent Holder may be exercised by such Optionee and/or such subsequent Holder at any time within 90 days after the termination of such relationship, but only to the extent exercisable at termination and in no event after the applicable option period. If an Optionee enters Retirement or dies, any Option held by such Optionee and/or any subsequent Holder may be exercised by such Optionee, such subsequent Holder and/or the executor or administrator of such Optionee or such subsequent Holder at any time within the shorter of the applicable option period or 12 months after the date of the Optionee's Retirement or death, but only to the extent exercisable at the time of such Optionee's Retirement or death. Options which are not exercisable at the time of termination of employment or consultancy, as the case may be, between the Company and the Optionee or which are so exercisable but are not exercised within the time periods described above shall terminate. Notwithstanding the foregoing, in the event that (i) the applicable Award Agreement with respect to an Option shall contain specific provisions governing the effect that any such termination shall have on the exercisability of such Option, or (ii) the Board, shall at any time adopt specific provisions governing the effect that any such termination shall have on the exercisability of such Option, then such provisions shall, to the extent that they are inconsistent with the provisions of this Section 7.6, control and be deemed to supersede the provisions of this Section 7.6. For purposes of this Section 7.6, military or sick leave shall not be deemed a termination of employment, provided that it does not exceed the longer of 90 days or the period during which the absent Optionee's reemployment rights, if any, are guaranteed by statute or by contract.

          7.7.    Transferability of Options.    Options shall not be transferable; provided, however, that Options shall be transferable by will or the laws of descent and distribution; and provided, further, that Options may be transferred to a third party if and to the extent authorized and permitted by the Compensation Committee at the time of grant of such Options or at any time thereafter. In granting its authorization and permission to any proposed transfer of an Option to a third party, the Compensation Committee may impose conditions or requirements that must be satisfied by the transferor or the third party transferee prior to or in connection with such transfer, including, without limitation, any conditions or requirements that may be necessary or desirable, in the sole and absolute discretion of the Compensation Committee, to ensure that such proposed transfer complies with applicable securities laws or to prevent the Company, such transferor or such third party transferee from violating or otherwise not be in compliance with applicable securities laws as a result of such transfer. The Compensation Committee may at any time and from time to time delegate to one or more officers of the Company the authority to permit transfers of Options to third parties pursuant to this Section 7.7, which authorization shall be exercised by such officer or officers in accordance with guidelines established by the Compensation Committee at any time and from time to time. The restrictions on transferability set forth in this Section 7.7 shall in no way preclude any Holder from effecting "cashless" exercises of an Option pursuant to, and in accordance with, Section 7.8(b) hereof.

          7.8.    Exercise of Option.

            (a)   An Option may be exercised only by giving written notice, in the manner provided in Section 17 hereof, specifying the number of Shares as to which the Option is being exercised, accompanied (except as otherwise provided in paragraphs (b) and (c) of this Section 7.8) by full payment for such Shares in the form of a check or bank draft payable to the order of the

    Company or other Shares with a current Fair Market Value equal to the Option Price of the Shares to be purchased. Receipt by the Company of such notice and payment shall constitute the exercise of the Option or a part thereof. Upon receipt by the Company of any such notice of exercise with respect to a UK Option, the Company shall immediately deliver a copy thereof to the UK Subsidiary (as employer of the relevant Optionee). Subject to the provisions of the Plan (including, without limitation, Sections 10, 11 and 12) or any applicable Award Agreement, within 30 days after receipt of such notice and payment, the Company shall deliver or cause to be delivered to the Holder the number of Shares then being purchased by the Holder. Such Shares shall be fully paid and nonassessable.

            (b)   In lieu of payment by check, bank draft or other Shares accompanying the written notice of exercise as described in paragraph (a) of this Section 7.8, a Holder may, unless prohibited by applicable law, elect to effect payment by including with the written notice referred to in paragraph (a) of this Section 7.8 irrevocable instructions to deliver for sale to a registered securities broker acceptable to the Company that number of Shares subject to the Option being exercised sufficient, after brokerage commissions, to cover the aggregate exercise price of such Option and, if the Holder further elects, the withholding obligations of the Optionee and/or such Holder pursuant to Section 12 with respect to such exercise, together with irrevocable instructions to such broker to sell such Shares and to remit directly to the Company such aggregate exercise price and, if the Holder has so elected, the amount of such withholding obligation. The Company shall not be required to deliver to such securities broker any such Shares until it has received from the broker such exercise price and, if the Holder has so elected, the amount of such withholding obligation.

            (c)   No Holder shall be permitted to effect payment of any amount of the Option Price of the Shares to be purchased by executing and delivering to the Company a promissory note.

            (d)   The right of the Holder to exercise an Option pursuant to any provision of this Section 7.8, and the obligation of the Company to issue Shares upon any exercise of an Option pursuant to this Section 7.8, is subject to compliance with all of the other provisions of the Plan (including, without limitation, Sections 10, 11 and 12) or any applicable Award Agreement.

          7.9    Limitation of Rights in Stock.    A Holder shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Shares covered by an Option, except to the extent that the Option shall have been exercised with respect thereto and, in addition, the Company shall have issued and delivered to the Holder or his agent such Shares.

        8.    Restricted Stock and Restricted Stock Units

          8.1.    Provision for Grant.    Restricted Stock and Restricted Stock Units may be granted either alone or in addition to other Options granted under the Plan at such price, if any, as the Compensation Committee may determine. The Compensation Committee shall condition the grant of Restricted Stock and Restricted Stock Units upon the completion of additional service, attainment of specified performance goals or such other factors as the Compensation Committee may determine.

          8.2    Awards.    The prospective recipient of a Restricted Stock or Restricted Stock Unit Award shall not have any rights with respect to such Award, unless and until such recipient has executed an agreement evidencing the Award, has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such Award.

          8.3    Additional Terms and Conditions of Restricted Stock.    Grants of Restricted Stock may be made under the following additional terms and conditions and such other terms and conditions, not inconsistent with the terms of the Plan, as the Compensation Committee may prescribe:

            (a)    Purchase Price.    Shares of Restricted Stock shall be issued under the Plan for such consideration, in cash, other property or services, as is determined by the Compensation Committee.

            (b)    Acceptance of Awards.    Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Compensation Committee may specify at grant) after the Award date, by executing an Award Agreement for Restricted Stock and paying whatever price (if any) is required pursuant to the terms of the Award.

            (c)    Issuance of Certificates.    Subject to subsection (d) below, each Holder receiving an Award of Restricted Stock shall be issued a stock certificate in respect of the Shares covered by such Award of Restricted Stock. Such certificate shall be registered in the name of such Holder, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award substantially in the following form:

      The transferability of this certificate and the shares represented by this certificate are subject to the terms and conditions of the Cubist Pharmaceuticals, Inc. Amended and Restated 2000 Equity Incentive Plan and an Award Agreement entered into by the registered owner and Cubist Pharmaceuticals, Inc. Copies of such Plan and Agreement are on file in the offices of Cubist Pharmaceuticals, Inc. at 65 Hayden Avenue, Lexington, Massachusetts 02421.

            (d)    Escrow of Shares.    The Compensation Committee may require that the stock certificates evidencing shares of Restricted Stock be held in custody by an officer of the Company, the designated escrow agent, until the restrictions thereon shall have lapsed, and that the Holder deliver a stock power, endorsed in blank, relating to the Shares covered by such Award.

            (e)    Restrictions and Restriction Period.    During the Restriction Period applicable to shares of Restricted Stock, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions, related to the performance of service, Company or Subsidiary performance or otherwise, as the Compensation Committee may determine. Any such Risk of Forfeiture may be waived or terminated, in whole or in part, and/or the Restriction Period shortened, at any time by the Compensation Committee on such basis as it deems appropriate.

            (f)    Transferability.    Upon any permitted transfer of shares of Restricted Stock without violating any restriction on transfer imposed pursuant to Section 8.3(e), such shares shall remain subject to any applicable terms, provisions, restrictions and limitations of such Restricted Stock, including any applicable restriction on transfer and Risk of Forfeiture.

            (g)    Rights Pending Lapse of Restrictions or Forfeiture of Award.    Except as provided in this subsection (g) and subsections (e) and (f) above, the Holder shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any cash dividends. The Compensation Committee, as determined at the time of Award, may permit or require the payment of cash dividends to be deferred and, if the Compensation Committee so determines, reinvested in additional Restricted Stock to the extent shares are available under Section 4.

            (h)    Effect of Termination Of Employment Or Association.    Unless otherwise determined by the Compensation Committee (either at the time of grant of the Award or at any time thereafter) and subject to the applicable provisions of the Award Agreement and this Section 8, upon termination of a Holder's employment or other association with the Company and its Subsidiaries for any reason during the Restriction Period including on an entity ceasing to be a Subsidiary of the Company, all Shares still subject to the Risk of Forfeiture shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the Award Agreement; provided, however, that military or sick leave or other bona fide leave shall not be deemed a termination of employment or other association, if it does not exceed the longer of 90 days or the period during which the absent recipient's reemployment rights, if any, are guaranteed by statute or by contract.

            (i)    Lapse of Restrictions.    If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such Shares shall be delivered to the Holder promptly if not theretofore so delivered.

          8.4    Additional Terms and Conditions of Restricted Stock Units.    Grants of Restricted Stock Units may be made under the following additional terms and conditions and such other terms and conditions, not inconsistent with the terms of the Plan, as the Compensation Committee may prescribe:

            (a)    Purchase Price.    Shares issued pursuant to an Award of Restricted Stock Units shall be issued under the Plan for such consideration, if any, in cash, other property or services, as is determined by the Compensation Committee.

            (b)    Issuance of Shares.    Following the vesting of an Award of Restricted Stock Units, the Holder shall be issued the Shares underlying such Award in accordance with the terms, and at the time or times, set forth in the applicable Award Agreement. Such Shares when issued shall be registered in the name of the Holder, and, if applicable and certificated, shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award.

            (c)    Vesting.    The Restricted Stock Units shall vest in such installments, cumulative or non-cumulative, as the Compensation Committee may determine or upon conditions, related to the performance or service, Company or Subsidiary performance or otherwise, as the Compensation Committee may determine. Notwithstanding anything in this Section 8 or any applicable Award Agreement to the contrary, the Compensation Committee may Accelerate the vesting of Restricted Stock Units in whole or in part at any time on such basis as it deems appropriate. In the event that the Compensation Committee Accelerates the vesting of any Restricted Stock Unit Award in whole or in part at any time, the Compensation Committee may require as a condition precedent to the effectiveness of any such Acceleration that the

    Holder shall enter into a written agreement with the Company providing, among other things, that the Shares subject to such Restricted Stock Unit Award shall, following their issuance upon vesting of such Restricted Stock Unit Award, be subject to a repurchase option in favor of the Company upon such terms as the Compensation Committee shall determine in its sole and absolute discretion.

            (d)    Transferability.    Restricted Stock Units shall not be transferable; provided, however, that Restricted Stock Units shall be transferable by will or the laws of descent and distribution; and provided, further, that Restricted Stock Units may be transferred to a third party if and to the extent authorized and permitted by the Compensation Committee at the time of grant of such Restricted Stock Units or at any time thereafter. In granting its authorization and permission to any proposed transfer of Restricted Stock Units to a third party, such Award shall remain subject to any applicable terms, provisions, restrictions and limitations, including vesting, and the Compensation Committee may impose additional conditions or requirements that must be satisfied by the transferor or the third party transferee prior to or in connection with such transfer, including, without limitation, any conditions or requirements that may be necessary or desirable, in the sole and absolute discretion of the Compensation Committee, to ensure that such proposed transfer complies with applicable securities laws as a result of such transfer. The Compensation Committee may at any time and from time to time delegate to one or more officers of the Company the authority to permit transfers of Restricted Stock Units to third parties pursuant to this Section 8.4(d), which authorization shall be exercised by such officer or officers in accordance with guidelines established by the Compensation Committee at any time and from time to time.

            (e)    Limitations of Rights in Stock.    A Holder shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Shares covered by an Award of Restricted Stock Units, except to the extent that the Restricted Stock Units shall have vested and, in addition, the Shares shall have been issued therefore and delivered to the Holder or his agent. If so provided pursuant to the terms of the Award Agreement, the Holder of an Award of Restricted Stock Units shall be entitled to receive, following the vesting of the Award, payments equivalent to any dividends declared with respect to Shares underlying the Award. Unless the Award Agreement shall provide otherwise, any such dividend equivalents shall be paid, if at all, without interest or other earnings.

            (f)    Effect of Termination of Employment or Association.    Unless otherwise determined by the Compensation Committee (either at the time of grant of the Award or at any time thereafter) and subject to the applicable provisions of the Award Agreement and this Section 8, upon termination of a Holder's employment or other association with the Company and its Subsidiaries for any reason during the vesting period including on an entity ceasing to be a Subsidiary of the Company, all unvested Shares still subject to the Restricted Stock Unit Award shall be forfeited on the terms specified in the Award Agreement; provided, however, that military or sick leave or other bona fide leave shall not be deemed a termination of employment or other association, if it does not exceed the longer of 90 days or the period during which the absent recipient's reemployment rights, if any, are guaranteed by statute or by contract.

        9.    Stock Grants

        In recognition of significant contributions to the success of the Company or its Subsidiaries, in lieu of compensation otherwise already due and in such other limited circumstances as the Compensation Committee deems appropriate, shares of Stock may be issued either alone or in addition to other Awards granted under the Plan at such price, if any, as the Compensation Committee may determine. Stock Grant Awards shall be made without forfeiture conditions of any kind and otherwise pursuant to such terms and conditions as the Compensation Committee may determine.

        10.    Restrictions on Issue of Shares.

        (a)   Notwithstanding any other provision of the Plan, if, at any time, in the reasonable opinion of the Company the issuance of Shares covered by an Award may constitute a violation of law, then the Company may delay such issuance and the delivery of such Shares until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation; and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:

          (1)   the Shares are at the time of the issue of such Shares effectively registered under the Securities Act; or

          (2)   the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel or a no-action letter, each in form and substance reasonably satisfactory to the Company) that the sale, transfer, assignment, pledge, encumbrance or other disposition of such shares or such beneficial interest, as the case may be, does not require registration under the Securities Act or any applicable state securities laws.

The Company shall make all reasonable efforts to bring about the occurrence of said events.

        (b)   If the Company shall deem it necessary or desirable to register under the Securities Act or other applicable statutes any Shares with respect to which an Award shall have been granted, or to qualify any such Shares for exemption from the Securities Act or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an Award, or each holder of Shares acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damage and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

        (c)   All Shares or other securities delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Compensation Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Compensation Committee may, if certificated, cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

        11.    Purchase for Investment.

        (a)   Without limiting the generality of Section 10 hereof, if the Shares to be issued pursuant to Awards granted under the Plan have not been effectively registered under the Securities Act, the Company shall be under no obligation to issue any Shares covered by any Award unless the Holder shall have made such written representations and covenants to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of ensuring that the issuance of such Shares will be exempt from the registration requirements of the Securities Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to written representations that the Holder is acquiring the shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such Shares.

        (b)   Each Share to be issued pursuant to Awards granted pursuant to this Plan may bear a reference to the investment representation made in accordance with this Section 11 and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such Shares of Stock.

        12.    Withholding; Notice of Disposition of Stock Prior to Expiration of Specified Holding Period.

        (a)   Whenever Shares are to be issued in satisfaction of an Award granted hereunder, the Company shall have the right to require the recipient of such Award and/or any subsequent Holder to remit to the Company an amount sufficient to satisfy federal, state, local, employment or other tax withholding requirements if, when and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any such Shares. The obligations of the Company under the Plan shall be conditional on such payment and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the recipient of an Award.

        (b)   The Compensation Committee may, at or after grant, permit the recipient and/or subsequent Holder to satisfy any tax withholding requirements pertaining to the issuance of Shares to satisfy an Award by delivery to the Company of Shares (including, without limitation, Shares retained from the exercise or grant of the Award that is creating the tax obligation) having a value equal to the amount to be withheld. The value of Shares to be so delivered shall be based on the Compensation Committee's determination of the Fair Market Value of a Share on the date the amount of tax to be withheld is to be determined.

        (c)   If a UK Option is exercised and the Optionee is required under Section 7.5 hereof to either bear the cost of all or part of the Secondary NIC or to enter into an election in the form envisaged in Paragraph 3B(1) of Schedule 1 to SSCBA, then the Optionee shall by having delivered a notice of exercise with respect to such UK Option be deemed to have granted to the UK Subsidiary (as employer of the relevant Optionee) the irrevocable authority, as agent of the Optionee and on his behalf, to sell or procure the sale of sufficient Shares subject to such UK Option so that the net proceeds payable to the UK Subsidiary are so far as possible equal to but not less than the amount of the Secondary NIC which the Optionee is liable for and the UK Subsidiary shall account to the Optionee for any balance. No Shares subject to any such UK Option shall be issued to the Optionee until the UK Subsidiary has received payment of the amount of Secondary NIC for which such Optionee is liable as a result of the exercise of such UK Option.

        13.    Adjustment Provisions.

          13.1    Adjustment for Corporate Actions.    All of the share numbers set forth in the Plan reflect the capital structure of the Company as of April 9, 2008. If subsequent to such date the outstanding shares of Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities or property (including cash), or if subsequent to such date additional shares or new or different shares or other securities or property (including cash) are distributed with respect to or in exchange for shares of Stock or other securities upon the merger, consolidation, sale of all or substantially all the property or assets of the Company, sale of all of the outstanding Stock of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to shares of Stock, or other securities, (each of the foregoing events an "Adjustment Event") an appropriate and proportionate adjustment will be made in (i) the maximum number and kind of shares or other securities subject to the provisions of Section 4, (ii) the numbers and kinds of shares or other securities or property (including cash) subject to the then outstanding Options, Restricted Stock and Restricted Stock Unit Awards, (iii) the exercise price for each share or other unit of any other securities subject to then outstanding Options (without change in the aggregate purchase price as to which such Options remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a Risk of Forfeiture in the form of a Company repurchase right. Without limiting the generality of the foregoing provisions of this Section 13.1, upon the occurrence of an Adjustment Event, Holders of Options outstanding immediately prior to such Adjustment Event shall upon exercise of such Options at any time following such Adjustment Event be entitled to receive the shares of stock, other securities or property (including cash) that such Holders would have received as a result of such Adjustment Event if such Holders had exercised such Options immediately prior to such Adjustment Event. The provisions of this Section 13.1 (including, without limitation, the immediately preceding sentence) shall apply successively with respect to multiple Adjustment Events that occur over time.

          13.2    Change in Corporate Control.    Subject to any provisions of then outstanding Awards granting greater rights to the holders thereof, in the event of a Change in Corporate Control (a) any then Restricted Stock and Restricted Stock Units shall Accelerate, and (b) any then outstanding Options shall Accelerate. For the purposes of the preceding sentence, (i) in the case of a Change in Corporate Control that is not a Hostile Change in Corporate Control, the Board (and not the Compensation Committee, notwithstanding the responsibilities assigned to the Compensation Committee pursuant to Section 5) shall have the discretion to exclude any such Change in Corporate Control from the application of the provisions of the immediately preceding sentence, and (ii) in the case of a Hostile Change in Corporate Control, a majority of the Incumbent Directors prior to such Hostile Change in Corporate Control shall have the discretion to exclude any such Change in Corporate Control from the application of the provisions of the immediately preceding sentence. To the extent Options, Restricted Stock and Restricted Stock Units are not assumed, substituted or replaced upon a Change in Corporate Control that is not a Hostile Change in Corporate Control, the Board (and not the Compensation Committee, notwithstanding the responsibilities assigned to the Compensation Committee pursuant to Section 5) shall have the discretion to terminate such outstanding Options to the extent not exercised prior to or simultaneously with such Change in Corporate Control and to terminate such outstanding Restricted Stock and Restricted Stock Units to the extent not vested prior to or simultaneously with such Change in Corporate Control. Upon a Change in Corporate Control, each outstanding Option, Restricted Stock and Restricted Stock Unit will be appropriately adjusted simultaneously with such Change in Corporate Control in accordance with Section 13.1.

          13.3    Dissolution or Liquidation.    Upon dissolution or liquidation of the Company each outstanding Restricted Stock Award and Restricted Stock Unit Award shall terminate and each Option shall terminate, but the Optionee (if at the time in the employ of or otherwise associated with the Company or any of its Subsidiaries) shall have the right, immediately prior to such dissolution or liquidation, to exercise the Option to the extent exercisable on the date of such dissolution or liquidation.

          13.4    Related Matters.    Any adjustment in Awards made pursuant to this Section 13 shall be determined and made, if at all, by the Compensation Committee and shall include any correlative modification of terms, including of Option Prices, purchase prices, Risks of Forfeiture and applicable repurchase prices for Restricted Stock, which the Compensation Committee may deem necessary or appropriate so as to ensure the rights of the Holders in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 13. No fraction of a share shall be purchasable or deliverable upon exercise, but in the event any adjustment hereunder of the number of shares covered by an Award shall cause such number to include a fraction of a share, such number of shares shall be adjusted to the nearest smaller whole number of shares.

        14.    Reservation of Stock.    The Company shall at all times during the term of the Plan and, without duplication, of any outstanding Awards, reserve or otherwise keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan (if not then terminated) and such outstanding Awards and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

        15.    No Special Employment or Other Rights.    Any Stock issued pursuant to Awards shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Certificate of Incorporation, and the By-laws of the Company, if any. Nothing contained in the Plan or in any Award Agreement shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment or other association with the Company (or any Subsidiary), or interfere in any way with the right of the Company (or any Subsidiary), subject to the terms of any separate employment or consulting agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment, consulting or advisory relationship or to increase or decrease the compensation of the recipient of an Award from the rate in existence at the time of the grant of an Award.

        16.    Termination and Amendment of the Plan.    The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable. Any termination of the Plan shall not affect the terms of any Award outstanding on the date of such termination. Unless the Board otherwise expressly provides and except to the extent otherwise provided in the next sentence, amendments of the Plan shall apply to all Awards outstanding on the date of such amendments to the same extent as if such amendments had been in effect at the time that each of such outstanding Awards were made or granted. Notwithstanding the foregoing, no amendment of the Plan may, without the consent of any recipient of an Award outstanding on the date of such amendment, (i) reduce the number of shares of Stock subject to such Award, (ii) increase the Option Price or the purchase price, as the case may be, of such Award, or (iii) change the vesting schedule or the Risk of Forfeiture, as the case may be, of such Award in a manner that adversely affects the rights of the recipient under such Award. The Compensation Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, provided that the Award as amended is consistent with the terms of the Plan, and provided, further, that no such amendment of such Award may, without the consent of any recipient of such Award hereunder, (x) reduce the number of shares of Stock subject to such Award, (y) increase the Option Price or the purchase price, as the case may be, of such Award, or (z) change the vesting schedule or the Risk of Forfeiture, as the case may be, of such Award in a manner that adversely affects the rights of the recipient under such Award. Notwithstanding the foregoing or anything to the contrary in the Plan, no repricing of outstanding Awards shall be permitted under the Plan without first receiving approval from the holders of Stock representing not less than a majority of the then outstanding Shares. For this purpose, the term "repricing" shall mean any of the following or any other action that has the same effect: (i) lowering the Option Price of an Option after it is granted, (ii) buying-out an outstanding Option at a time when its Option Price exceeds the Fair Market Value of the Stock for cash or shares, (iii) any other action that is treated as a repricing under generally accepted accounting principles, or (iv) canceling an Option at a time when its Option Price exceeds the Fair Market Value of the Stock in exchange for another Option, Restricted Stock, Restricted Stock Units, a Stock Grant or other equity of the Company, unless the cancellation and exchange occurs in connection with a Change in Corporate Control. Notwithstanding anything in this Section 16 to the contrary, the consent of the recipient of an Award to an amendment of the Plan or of the Award shall not be required if the Board or Compensation Committee, as the case may be, determines in its sole discretion and prior to the date of any Change in Corporate Control that such amendment either is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation, including without limitation, the provisions of Section 409A of the Code (and any successor provisions of the Code) and the regulations and other guidance issued thereunder, or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard.

        17.    Notices and Other Communications.    All notices and other communications required or permitted under the Plan shall be effective if in writing and if delivered or sent by certified or registered mail, return receipt requested (a) if to the Holder, at his or her residence address last filed with the Company, and (b) if to the Company, at 65 Hayden Avenue, Lexington, Massachusetts 02421, Attention: General Counsel or to such other persons or addresses as the Holder or the Company may specify by a written notice to the other from time to time. Copies of all notices sent to any Holder that is not the recipient of an Award shall also be sent to the Holder in the manner set forth in this Section 17.

        18.    Exemption From or Compliance with Section 409A of the Code.    The Company intends that the Plan and any Awards granted hereunder either be exempt from the application of Section 409A of the Code or meet the requirements of paragraphs (2), (3) and (4) of subsection (a) of Section 409A of the Code (and any successor provisions of the Code) and the regulations and other guidance issued thereunder (the "Requirements"), to the extent applicable, and be operated in accordance with such Requirements, so that any compensation payable under any Award (including any dividends and dividend equivalents) shall not be included in income under Section 409A of the Code. Any ambiguities in the Plan shall be construed to effect the intent as described in this Section 18.

        19.    Effectiveness.    The Plan, originally called the 2000 Nonstatutory Stock Option Plan, was originally adopted on December 15, 2000 by the Board. The Plan was amended and restated by the

Board on March 5, 2002, and the Plan, as so amended and restated, was ratified and approved by the stockholders of the Company on June 13, 2002. The Plan was amended by the Board on August 5, 2005 and further amended and restated by the Board on March 10, 2008 and April 9, 2008, with such amendments to the Plan that require approval of the Company's stockholders subject to the approval of the Company's stockholders.

MR A SAMPLE
DESIGNATION (IF ANY)

ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

000004	000000000.000000 ext	000000000.000000 ext
	000000000.000000 ext	000000000.000000 ext
	000000000.000000 ext	000000000.000000 ext

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 2:00 a.m., Eastern Time, on June 11, 2008.

Vote by Internet

•	Log on to the Internet and go to www.envisionreports.com/CBST
•	Follow the steps outlined on the secured website.

Vote by telephone

•	Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.
•	Follow the instructions provided by the recorded message.

Annual Meeting Proxy Card	123456	C0123456789	12345

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A         Proposals— The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1.	Election of Class III Directors:	For	With- hold		For	With- hold		For	With- hold

	01- Martin Rosenberg	☐	☐	02 - J. Matthew Singleton	☐	☐	03 - Michael B. Wood	☐	☐

		For	Against	Abstain

2.	A proposal to amend our Amended and Restated 2000 Equity Incentive Plan, or EIP, to increase the number of shares issuable under the EIP by 2,000,000 shares.	☐	☐	☐

		For	Against	Abstain

3.	A proposal to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008.	☐	☐	☐

B         Non-Voting Items

Change of Address—Please print new address below.	Comments—Please print your comments below.

C         Authorized Signatures— This section must be completed for your vote to be counted— Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of 2008 Annual Meeting of Stockholders and related Proxy Statement.

Date (mm/dd/yyyy)—Please print date below.		Signature 1—Please keep signature within the box.	Signature 2—Please keep signature within the box.

/	/

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

CUBIST PHARMACEUTICALS, INC.

Proxy—Cubist Pharmaceuticals, Inc.

Proxy Solicited by Board of Directors for the 2008 Annual Meeting of Stockholders on June 11, 2008

The undersigned hereby appoints David W.J. McGirr and Tamara L. Joseph and each of them proxies, each with power of substitution, to vote at the 2008 Annual Meeting of Stockholders of CUBIST PHARMACEUTICALS, INC. to be held on June 11, 2008 (including any adjournments or postponements thereof), with all the powers the undersigned would possess if personally present, as specified on the ballot on the reverse side on the matters listed on the reverse side and, in accordance with their discretion, on any other business that may come before the meeting, and revokes all proxies previously given by the undersigned with respect to the shares covered hereby.

This proxy when properly executed will be voted in the manner directed herein by the stockholder. If no contrary specification is made, this proxy will be voted for the election of nominees of the board of directors, for the proposal to amend our Amended and Restated 2000 Equity Incentive Plan, or EIP, to increase the number of shares issuable under the EIP by 2,000,000 shares, and for the ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2008 and upon such other business as may properly come before the meeting in the appointed proxies’ discretion.

PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU DO ATTEND.

QuickLinks

GENERAL INFORMATION
PRINCIPAL STOCKHOLDERS
MANAGEMENT STOCKHOLDERS
INFORMATION AS TO DIRECTORS AND NOMINEES FOR DIRECTOR
COMPENSATION DISCUSSION AND ANALYSIS
EXECUTIVE COMPENSATION
Grants of Plan-Based Awards in 2007 Fiscal Year
Outstanding Equity Awards at 2007 Fiscal Year-End
Termination of Employment and Change-in-Control Agreements
Payments to David W.J. McGirr Assuming a December 31, 2007 Termination
DIRECTOR COMPENSATION
COMPENSATION COMMITTEE REPORT(1)
Equity Compensation Plans
MEETING AND COMMITTEES OF THE BOARD
CORPORATE GOVERNANCE
REPORT OF THE AUDIT COMMITTEE(1)
ELECTION OF DIRECTORS
PROPOSAL NO. 2
TAX ADVICE
STOCKHOLDER PROPOSALS AND BOARD CANDIDATES
OTHER BUSINESS
  Appendix A